UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
January 27, 2006
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☐	Definitive Information Statement
MEDAIRE, INC.
(Name of Registrant as Specified in Its Charter)
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TABLE OF CONTENTS

DISSENTERS’ RIGHTS OF APPRAISAL
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
DIRECTORS AND EXECUTIVE OFFICERS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
FINANCIAL INFORMATION
CONCLUSION
INFORMATION STATEMENT
January 27, 2006
MEDAIRE, INC.
80 E. Rio Salado Parkway, Suite 610
Tempe, AZ 85281
     This Information Statement is circulated to advise the shareholders of MedAire, Inc., a Nevada corporation (the “Company”), that:
I. The Company’s two largest shareholders intend to cause certain corporate actions to be taken without a shareholder meeting upon the written consent of shareholders holding the requisite number of outstanding shares of the voting capital stock of the Company. Best Dynamic Services Limited and Joan Sullivan Garrett have advised the Company that they intend to solicit written consents to the actions described in this Information Statement in compliance with Rule 14a-2(b)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Promptly thereafter, the two shareholders expect to deliver to the Company Consent Resolutions approving such actions in substantially the form attached to this Information Statement as Exhibit A ( the “Consent Resolutions”), signed by shareholders holding the number of shares required to take such actions. In light of this information, a preliminary form of this Information Statement is being filed with the Securities and Exchange Commission (the “SEC”) while such shareholder solicitation is occurring. A definitive form of this Information Statement will be filed with the SEC and mailed to all shareholders of record if and when the duly executed Consent Resolutions are properly delivered to the Company, in which case the actions set forth in such Consent Resolutions will become effective 20 days from the date of such mailing.
II. The Company’s current board of directors has approved the sale of the Company’s Global Doctor clinic operations to a buyer led by current management of such operations. Shareholder approval of this sale is not generally required, but given the circumstances surrounding this determination at this time, the board determined that, in order to satisfy a closing condition imposed by the buyer, it was necessary and desirable to obtain written consent to such action from the shareholder parties to the Letter Agreements – i.e., Best Dynamic Services, Limited and Joan Sullivan Garrett, who together hold more than a majority of the Company’s voting stock outstanding on January 18, 2006. BDS and Ms. Garrett signed and delivered to the Company a written consent to this effect, a copy of which is attached hereto as Exhibit B (the “Majority Written Consent”). The board has approved the inclusion of the Majority Written Consent in this Information Statement, and the actions set forth in the Majority Written Consent will become effective 20 days from the date the definitive form of this Information Statement is mailed to the Company’s shareholders.
     All dollar amounts set forth in this Information Statement are in U.S. Dollars.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
Background – Consent Resolutions
     On October 7, 2005, we received a letter from legal counsel for our second largest shareholder, Best Dynamic Services Limited (“BDS”), a wholly owned subsidiary of International SOS Assistance, Inc. (“ISOS”), that enclosed a consent resolution represented to be signed by holders of a majority of our outstanding voting stock (the “October Consent Resolution”). The October Consent Resolution proposed certain changes to our bylaws. In particular, the October Consent Resolution would have amended the bylaws to permit holders of ten percent or more of the outstanding stock of MedAire to call a shareholder’s meeting and would have fixed the number of directors at nine, except as changed by the shareholders. Our board of directors reviewed the October Consent Resolution to determine its validity under our articles of incorporation, bylaws and applicable law, and concluded that the October Consent Resolution was invalid and of no effect. A full discussion of the Company’s rationale can be found in our Registration Statement on Form 10, as amended, filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s EDGAR database at www.sec.gov.
     On November 28, 2005, the Company received a letter from legal counsel representing a “number of shareholders” in MedAire, including BDS, that enclosed a consent resolution represented to be signed by the holders of 52.67% of our outstanding voting stock (the “November Consent Resolution”). The November Consent Resolution was intended to effect the removal of every sitting director of the Company and replace them with a new board consisting of six members: James Allen Williams, Gregory J. Bell, Sandra Wilkensfield Wadsworth, Neil Warren Hickson, John Jessup and John Gilbert McCormack. Our board of directors reviewed the November Consent Resolution to determine its validity under our articles of incorporation, bylaws and applicable law and concluded that the November Consent Resolution was invalid and of no effect. A full discussion of the Company’s rationale can be found in our Registration Statement on Form 10, as amended, filed with the SEC and available on the SEC’s EDGAR database at www.sec.gov.
     On the morning of November 30, 2005, James Allen Williams, one of the members of the new “board” proposed in the November Consent Resolution who is also an employee of ISOS, appeared at our headquarters in Tempe, Arizona and delivered a “resolution” adopted by the new “board”. The “resolution” attempted to designate Mr. Williams as the “board” representative and demanded that he receive, among other things: an office and secretarial assistance; “information, materials and access”; MedAire’s user name and password issued by the Australian Stock Exchange (the “ASX”); approval authority over any and all MedAire press releases; and veto privileges over major communications with company clients, customers and vendors. Later the same morning, Mr. Williams delivered to Joan Sullivan Garrett, our Chairman and Chief Executive Officer, a letter giving her notice that her employment contract would not be renewed upon what the letter stated to be the expiration of its current term, December 31, 2005. Later that day, Mr. Williams, his counsel and counsel for BDS met with MedAire officials and counsel. During that meeting, counsel for BDS informed us that BDS is a wholly-owned subsidiary of ISOS, and we later learned that five of the six new “board” members designated in the November Consent Resolution are employees of ISOS or its affiliates. We believe that ISOS competes with the Company in the following markets:
•	Business Travelers Market. This market involves travel assistance to domestic and international companies focused primarily on referring international travelers or expatriates to local health, safety or security providers. In the U.S., where we focus our attention, we view Fortune 1000 companies, university and membership organizations that offer medical assistance and/or medical evacuation services as a benefit as our primary opportunities in this market. However, we have found it difficult to penetrate this market given ISOS’ domination and our generally being seen as a new entrant.
•	Business Aviation Market. This market involves guidance and assistance for handling health, safety or security emergencies, and coordinating logistics for accessing local medical and security assistance providers. In this market, we focus primarily on offering such assistance to flight departments within major corporations in the U.S., together with training and medical kits. We occasionally compete with ISOS in this market, although we have a much larger presence than ISOS.

•	Commercial Aviation Market. This market involves guidance and assistance to flight crews of regional, national and international carriers, and kit sales to US based carriers. We occasionally compete with ISOS in this market, although we have a much larger presence than ISOS.
     Having determined that the November Consent Resolution was invalid, we refused to provide Mr. Williams with the access and authority that he demanded. On December 1, 2005, we filed an action for a temporary restraining order, injunctive and declaratory relief and damages in the United States District Court for the District of Arizona (the “Arizona Litigation”). On December 2, the Court granted our request for temporary injunctive relief, enjoining the new “board” members from taking office and from taking any other actions under their claim of authority, until an evidentiary hearing could be held where the court could hear the evidence and make a ruling on the various claims.
     On December 9, 2005, BDS and G&J Poole Pty Limited filed a complaint against the Company, Joan Sullivan Garret, James E. Lara (our President and Chief Operating Officer and a director), Terry Giles (a director), Dr. Roy Herberger (a director), and Michelle Hanson (our Chief Financial Officer and Secretary) in the United States District Court for the District of Nevada (the “Nevada Litigation”). The complaint disputes our analysis of the invalidity of the October Consent Resolution and seeks an order declaring that the October Consent Resolution is valid and effective and other relief.
     On December 17, 2005, our two largest shareholders, BDS and Ms. Garrett entered into Letter Agreements (the “Letter Agreements”) outlining mutual goals and strategies relating to the direction and control of the Company. The Letter Agreements were attached as exhibits to the Schedules 13D filed with the SEC by BDS and Ms. Garrett on December 27, 2005. The Letter Agreements generally provide that the shareholders will use their best efforts to:
•	Effect the appointment of James Allen Williams, a senior executive of ISOS, to the Company’s board of directors by December 21, 2005. Mr. Williams was appointed to the Company’s board of directors on December 21, 2005.

•	Promptly effect a standstill with respect to all lawsuits pending or threatened between any of the parties and their affiliates, including the Arizona Litigation and the Nevada Litigation (together the “Litigation”). On the parties’ stipulation, pending completion of the actions described in the Letter Agreements, actions in the Litigation have generally been stayed until March 2006.

•	Circulate Consent Resolutions substantially in the form of Exhibit A for execution by shareholders that will elect a new slate of nine directors, six of whom shall be nominees of BDS and three of whom shall be nominees of Ms. Garrett, and approve certain other matters. This Information Statement describes the terms and effect of the Consent Resolutions.

•	Cause the Company to enter into a new five-year employment agreement with Ms. Garrett, who will continue as Chairman and be responsible for the representation and promotion of MedAire’s brand and assisting in formulating the strategic vision of MedAire, but without day-to-day management responsibility (the “Garrett Employment Agreement”). The terms of the Garrett Employment Agreement will be approved by the Consent Resolutions and are described in this Information Statement. The form of the Garrett Employment Agreement is attached to this Information Statement as Exhibit C.

•	Cause the Company to enter into a new employment agreement with James E. Lara to continue to act as President and Chief Operating Officer for an initial term that runs through December 31, 2007 (the “Lara Employment Agreement”). The terms of the Lara Employment

Agreement will be approved by the Consent Resolutions and are described in this Information Statement. The form of the Lara Employment Agreement is attached to this Information Statement as Exhibit D

•	Enter into a shareholder agreement that requires BDS and Ms. Garrett to not vote their shares in a manner inconsistent with the Letter Agreements and places certain limitations on the transferability of Ms. Garrett’s shares for a period of five years (the “Shareholder Agreement”). The terms of the Shareholder Agreement are described in this Information Statement. The form of the Shareholder Agreement is attached to this Information Statement as Exhibit E.
     The Letter Agreements provide that following completion of the actions described above, the two shareholders agree to use best efforts to (a) assure that James Allen Williams will be designated as the Chief Executive Officer of MedAire and (b) cause stipulations for dismissal to be filed with prejudice regarding the Litigation. The Company’s agreement to these stipulations for dismissal (the “Stipulations”) will be approved by the Consent Resolutions, and the form of each of the Stipulations is attached to this Information Statement as Exhibit F. The Letter Agreements further provide that the two shareholders and their affiliates will release each other and their respective affiliates and use their best efforts to cause MedAire and other shareholders to exchange releases. The Company’s agreement to such release agreements (the “Releases”) will be approved by the Consent Resolutions, and the form of Releases are attached to this Information Statement as Exhibit G. The Letter Agreements also provide that Ms. Garrett will be appointed to the board of an affiliate of BDS and will receive a director fee.
Consent Resolutions
The matters upon which action is taken pursuant to the Consent Resolutions are:
1. Establish the number of directors comprising the Company’s board of directors at nine.
     The board of directors currently consists of five persons: Joan Sullivan Garrett, James E. Lara, Terry Giles, Dr. Roy Herberger and James Allen Williams. The Company’s articles of incorporation provide that the number of directors may from time to time be increased up to nine directors. Section 2 of Article III of the bylaws authorizes a majority of the board to determine the number of directors comprising the board, but given the circumstances surrounding this determination at this time, the board will defer to the resolution approved by the shareholders in the Consent Resolutions establishing the number of directors comprising the Company’s board at nine.
2. Remove each of the directors of the Company immediately prior to the date the Consent Resolutions are effective.
     Each of the current members of the Company’s board of directors will be deemed to have been removed immediately prior to effectiveness of the Consent Resolutions to allow for the election of a new slate of directors, as described in Item 3.
3. Elect each of the following individuals to serve as a director of the Company, each to hold office until his or her successor is duly elected or until his or her earlier death, resignation or removal:
•	James Allen Williams

•	Gregory J. Bell

•	Sandra Wilkensfield Wadsworth

•	Neil Warren Hickson

•	John Jessup

•	John Gilbert McCormack

•	Joan Sullivan Garrett

•	Terry Giles

•	Dr. Roy Herberger
     The directors listed above will be elected to the board by the Consent Resolutions. Certain biographical information provided to the Company about each of these individuals is set forth under “Directors and Executive Officers” below. James Allen Williams, Gregory J. Bell, Sandra Wilkensfield Wadsworth, Neil Warren Hickson, John Jessup and John Gilbert McCormack are nominees of BDS. Joan Sullivan Garrett, Terry Giles and Dr. Roy Herberger (Mr. Giles and Dr. Herberger are independent directors) are current directors of the Company and nominees of Ms. Garrett. James E. Lara is a current director who will not be continuing as a director under the Consent Resolutions.
     BDS and Ms. Garrett have advised the Company that each of the shareholders who will execute the Consent Resolutions will be provided with the information about the nominees for director required by Section 14 of Article II of the bylaws, including the name, age and business address of each nominee, the principal occupation or employment of each nominee, and the number of shares of stock of the Company which are beneficially owned by each nominee.
4. Authorize, ratify and approve the Company’s entering into the Releases.
     The Consent Resolutions authorize the Company to enter into release agreements substantially in the form of the Releases with shareholders of the Company, including the opposing parties in the Litigation and their affiliates, that will operate to release both parties from any and all claims that each party has had in the past or now has against the other party, whether known or unknown.
5. Authorize, ratify and approve the Company’s entering into Garrett and Lara Employment Agreements.
     Shareholder approval of employment agreements with the Company’s senior executives and other employees is not generally required, but given the circumstances surrounding this determination at this time, the board will defer to the resolution approved by the shareholders in the Consent Resolutions approving the Garrett Employment Agreement and the Lara Employment Agreement. These employment agreements are summarized below under “Compensation of Directors and Executive Officers—Employment Agreements”.
6. Authorize, ratify and approve the Stipulations.
     The actions contemplated by the Consent Resolutions make the Litigation unnecessary. The Consent Resolutions authorize the Company to stipulate that the Litigation be dismissed.
7. Supersede and replace the October Consent Resolution and the November Consent Resolution with the Consent Resolutions.
     The Consent Resolutions confirm that they supersede the October Consent Resolution and the November Consent Resolution, eliminating disputes about what actions the Company should legally take.
8. Recommend that New Board Consider Amending Bylaw Provision for Calling Special Shareholder Meeting.

     Shareholders are not currently authorized to call a special meeting of shareholders under the Company’s bylaws. The Consent Resolutions request that the board, as constituted following effectiveness of the Consent Resolutions, consider amending Section 2 of Article II of the Company’s Amended and Restated Bylaws by deleting the current text of such section in its entirety and replacing it with the following text:
     “2. Special Meetings.
       Special meetings of the stockholders may be called for any purpose or purposes at any time by a majority of the Board, Chairman of the Board, the Chief Executive Officer, the President or holders of at least 10% of the Corporation’s outstanding voting stock. Business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice thereof.”
9. Authorize and direct the officers of the Company, acting either alone or together with any other officer of the Company, in the name and on behalf of the Company to (i) do and perform all acts and execute and deliver all documents, instruments, certificates and statements which may be necessary to effectuate the transactions contemplated by the Consent Resolutions (in the forms approved by the officers executing the same, such officers’ approval to be conclusively evidenced by such officers’ execution thereof) and (ii) file all certifications, notices, forms, applications and other documents with the appropriate governmental bodies.
     The Consent Resolutions authorize and direct the officers of the Company to take any necessary actions to effect all of the foregoing resolutions.
10. Provide that the Consent Resolutions may be executed in multiple counterparts, all of which when taken together will constitute one and the same, and the Consent Resolutions may be executed by facsimile signature and upon such execution will have the same force and effect as an original.
Majority Written Consent
     On its current report on Form 8-K filed with the SEC on January 5, 2006 and available on the SEC’s EDGAR database at www.sec.gov, the Company disclosed its entry into a non-binding Memorandum of Understanding to sell the Company’s Global Doctor clinic operations to a buyer led by current management of such operations. On January 16, 2006, the Company received a letter from the buyer, which sets forth the buyer’s desire to conclude the transaction subject to a price concession and buyer’s satisfaction that the Company has obtained appropriate board and shareholder approval. On January 18, 2006, the current board of directors of the Company approved the sale after determining that the consummation of such sale was in the best interests of the Company and its shareholders based on discussion relating to:
(a)	the benefits of a swift sale of the Global Doctor clinic business, including more favorable accounting treatment if completed without significant delay;

(b)	the adequacy of the price;

(c)	the absence of more favorable alternatives; and

(d)	the analysis summarized in the Company’s SEC reports, as follows:

Although Global Doctor has steadily grown its revenue, the entity has been unable to reach the break-even point during the approximately three year period it has been owned and operated by the Company. The Company believes that an on-going preferred provider agreement with the Global Doctor clinics, pursuant to which the Company would direct its clients to the Global Doctor clinics for treatment and the applicable Global Doctor clinic would bill the Company on a per incident basis, would be preferable to owning clinics throughout Asia. This would enable customers to continue to be serviced at the highest levels when traveling in Asia while decreasing the amount of management oversight and cash currently required to operate the clinics. If the entire network of clinics is sold, the Company expects the impact on its go-forward financial statements to be a decrease to revenue of approximately $3.5 million and a decrease to pre-tax loss of approximately $0.5 million on an annual basis.
     Shareholder approval of the Company’s sale of its Global Doctor clinic operations is not generally required, but given the circumstances surrounding this determination at this time, the board determined that, in order to satisfy a closing condition imposed by the buyer, it was necessary and desirable to obtain written consent to such action from the shareholder parties to the Letter Agreements – i.e., BDS and Ms. Garrett, who together hold more than a majority of the Company’s voting stock outstanding on January 18, 2006. BDS and Ms. Garrett signed and delivered to the Company a written consent to this effect, a copy of which is attached hereto as Exhibit B (the “Majority Written Consent”). The definitive form of documentation for the Company’s sale of its Global Doctor clinic operations is attached as an exhibit to the Majority Written Consent.
Action by Shareholders without Meeting
     The elimination of the need for a special meeting of the shareholders to approve the actions is authorized by the provisions of NRS 78.320 of the General Corporation Law of Nevada. NRS 78.320 provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.
     Pursuant to Section 13 of Article II of the bylaws, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting, without notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the number of votes that would have been necessary to authorize such action at a meeting at which all shares entitled to vote were present and voted. Such written consent is valid only if it is:
(a)	signed by the proper shareholder of record (pursuant to Sections 2 and 5 of Article VII of the bylaws, the Company is entitled to rely on the share registry in determining share ownership for all purposes);

(b)	dated, as to the date of such stockholder’s signature; and

(c)	delivered to the Company personally or by certified or registered mail, return receipt requested, to the Company’s principal place of business within 60 days after the earliest date that a stockholder signed the written consent.
     With respect to the Consent Resolutions, except for Item 2, each of the itemized Consent Resolutions listed above may be approved by shareholders holding shares representing at least a majority of the votes entitled to be cast at a meeting of the Company’s shareholders. NRS 78.335 requires the approval of shareholders holding shares representing at least two-thirds of the votes entitled to be cast at a meeting of the Company’s shareholders for Item 2 (removal of directors) to take effect. Upon delivery of the Consent Resolutions to the Company, our board will meet to prescribe the date of delivery as the date upon which the shareholders of record shall be determined for purposes of determining the number of shares held by the shareholders signing the Consent Resolutions, in accordance with Section 5 of Article II of the bylaws and NRS 78.350(3). Based on that record date, the board will then determine whether the Consent Resolutions have been duly exercised and delivered by shareholders holding the percentage of shares required to take the actions set forth in the Consent Resolutions. If so, the board will approve the filing and mailing of the definitive form of this Information Statement, and the actions set forth in the Consent Resolutions will become effective 20 days from the date the definitive form of this Information Statement is mailed to the Company’s shareholders.
     With respect to the Majority Written Consent, each of the resolutions described in the Majority Written Consent may be approved by shareholders holding shares representing at least a majority of the votes entitled to be cast at a meeting of the Company’s shareholders. The board has prescribed January 18, 2006 as the date upon which the shareholders of record shall be determined for purposes of determining the number of shares held by the shareholders signing the Majority Written Consent, in accordance with Section 5 of Article II of the bylaws and NRS 78.350(3). Based on that record date, the board has determined that the Majority Written Consent has been duly exercised and delivered by shareholders holding the percentage of shares required to take the actions set forth in the Majority Written Consent. Accordingly, the board has approved the inclusion of the Majority Written Consent in this Information Statement, and the actions set forth in the Majority Written Consent will become effective 20 days from the date the definitive form of this Information Statement is mailed to the Company’s shareholders.
DISSENTERS’ RIGHTS OF APPRAISAL
     Under Nevada Law, any dissenting shareholders are not entitled to appraisal rights with respect to the actions described in this Information Statement. The Company will not independently provide shareholders with any such right.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     The Letter Agreements between Best Dynamic Services Limited (“BDS”) and Joan Sullivan Garrett outline mutual goals and strategies relating to the direction and control of the Company. Pursuant to the Letter Agreements, BDS and Ms. Garrett agreed to execute the Consent Resolutions and to urge other shareholders to approve the Consent Resolutions. As described in this Information Statement, the executed Consent Resolutions causes a substantial change in the composition of the Company’s board of directors with the election of six new directors nominated by BDS. As reported by BDS on its Schedule 13D filed with the SEC on December 27, 2005, BDS is a wholly-owned subsidiary of Blue Cross Travel Services B.V., which is a wholly-owned subsidiary of International SOS (EMEA) Holdings N.V. (“ISOSH”), which is a wholly-owned subsidiary of AEA International Holdings Limited. Each such entity disclaims any beneficial ownership of any of the securities to which this report relates, except to the extent of each such entity’s indirect pecuniary interest in such securities. Arnaud P.A. Vaissie, Pascal M.G. Rey-Herme, and Laurent Sabourin, collectively, have investment and voting power with respect to the securities of AEA International Holdings Limited and may be deemed to indirectly beneficially own the securities held by Best Dynamic Services Limited. Each such person disclaims any beneficial ownership of any of the securities to which this report relates, except to the extent of each such person’s indirect pecuniary interest in such securities.
     Among the other agreements described in the Letter Agreements was a voting agreement in which the parties agreed not to vote their respective shares of common stock in any way inconsistent with the terms of the Letter Agreements. Ms. Garrett also agreed to refrain from selling, pledging or otherwise disposing of the common stock or voting power through the common stock for a period of five years, except that Ms. Garrett may sell an amount equal to 3% of the total outstanding common stock of the Company during each period of six calendar months, starting December 5, 2006. Ms. Garrett also agreed to grant to BDS or its designee a right of first offer to purchase the common stock held by Ms. Garrett, for a purchase price equal to the greater of (X) the average weighted quoted price over the previous 90 days, or (Y) the last annual audited stated EBITDA per share multiplied by 7.5 or (Z) if a sale is proposed to a third-party purchaser, the purchase price per share and otherwise on the same terms and conditions set forth in a notice of the sale given by Ms. Garrett to BDS.
     Also pursuant to the Letter Agreements, following the effectiveness of the Consent Resolutions, Joan Sullivan Garrett, who will continue as our Chairman and currently holds approximately 32.5% of our outstanding common stock, will be appointed for a period of 5 years as a member of the board of directors of AEA Investment, Ltd., a wholly-owned subsidiary of AEA International Holdings, Ltd., a corporation organized under the laws of the British Virgin Islands and the parent company of BDS and ISOS. Ms. Garrett will be paid a fee of $4667.67 per month, and fees may be paid in advance. Ms. Garrett’s employment agreement with the Company will also be amended in the form approved by the Consent Resolutions. For a discussion of this amendment, see “Compensation of Directors and Executive Officers—Employment Agreements—Joan Sullivan Garrett”.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     The record date established by the Company for purposes of determining the number of outstanding shares of voting capital stock of the Company will be the date the Consent Resolutions are delivered to the Company (the “Record Date”).
     As of the Record Date there are 57,453,583 shares of common stock issued and outstanding. The common stock is the only outstanding class of voting securities of the Company. Each share of common stock entitles the holder to one vote on all matters submitted to the shareholders.
Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth information as of December 31, 2005 with respect to our common stock, par value $.001 per share, owned by each person who beneficially owns more than five percent of outstanding common stock, on an as converted basis, by each of our named executive officers and directors and by all of our executive officers and directors as a group.

Title of Class	Name and Address of	Amount and Nature of
	Beneficial Owner(1)	Beneficial Ownership	Percentage of Class(2)
Principal Security Holders:
Common	Connemara, LLC(3)	18,676,065	32.51%
	2448 E. Squawbush Pl.
	Phoenix, AZ 85048
Common	Best Dynamic Services(4)	13,058,149	22.73%
	PO Box 957
	Offshore Incorporations Centre
	Road Town, Tortola
	British Virgin Islands
Common	ANZ Nominees Limited	6,232,916	10.85%
	GPO Box 2842AA
	Melbourne, Victoria 3001
	Australia

	Name and Address of	Amount and Nature of
Title of Class	Beneficial Owner(1)	Beneficial Ownership	Percentage of Class(2)
Directors and Named Executive Officers:
Common	Joan Sullivan Garrett(5)	18,676,065	32.51%
	2448 E. Squawbush Pl.
	Phoenix, AZ 85048
Common	James E Lara	580,000(6)	1.00%
	c/o MedAire, Inc.
	80 E. Rio Salado Parkway,
	Ste. 610
	Tempe, AZ 85281
Common	Steve Holstein	324,377(7)	*
	2942 S. Standage
	Mesa, AZ 85202
Common	Michelle Hanson	150,000(8)	*
	c/o MedAire, Inc.
	80 E. Rio Salado Parkway,
	Ste. 610
	Tempe, AZ 85281
Common	Jeff Gregorec	100,000(9)	*
	c/o MedAire, Inc.
	80 E. Rio Salado Parkway,
	Ste. 610
	Tempe, AZ 85281
Common	Terry Giles	17,000(10)	*
	102 E. Desert Park Lane
	Phoenix, AZ 85020
Common	Roy Herberger	10,000(11)	*
	5834 N. 22nd Place
	Phoenix, AZ 85016
Common	James Allen Williams	0	*
	c/o MedAire, Inc.
	80 E. Rio Salado Parkway,
	Ste. 610
	Tempe, AZ 85281
Directors and Executive		20,207,442(12)	35.17%
Officers as a Group (10 persons)

*	Less than one percent.

(1)	Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2)	Shares which an individual or group has a right to acquire within 60 days of December 31, 2005 pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person shown in the table. On December 31, 2005, the date as of which these percentages are calculated, there were 57,453,583 shares of our Common Stock issued, and 2,258,007 options to purchase Common Stock and 580,000 warrants exercisable for shares of Common Stock deemed to be outstanding.

(3)	Joan Sullivan Garrett is the manager of Connemara, LLC and its sole member is Ms. Garrett’s family trust.

(4)	Based on a Schedule 13D – General Statement of Acquisition of Beneficial Ownership filed with the U.S. Securities and Exchange Commission on December 27, 2005 by Best Dynamic Services Limited. Best Dynamic Services Limited is a wholly-owned subsidiary of Blue Cross Travel Services B.V., which is a wholly-owned subsidiary of International SOS (EMEA) Holdings N.V., which is a wholly-owned subsidiary of AEA International Holdings Limited. Each such entity disclaims any beneficial ownership of any of the securities to which this report relates, except to the extent of each such entity’s indirect pecuniary interest in such securities. Arnaud P.A. Vaissie, Pascal M.G. Rey-Herme, and Laurent Sabourin, collectively, have investment and voting power with respect to the securities of AEA International Holdings Limited and may be deemed to indirectly beneficially own the securities held by Best Dynamic Services Limited. Each such person disclaims any beneficial ownership of any of the securities to which this report relates, except to the extent of each such person’s indirect pecuniary interest in such securities.

(5)	Ms. Garrett has indirect ownership of these shares through Connemara, LLC, an LLC managed by Ms. Garrett and of which the sole member is Ms. Garrett’s family trust.

(6)	Mr. Lara holds warrants to purchase 1,740,000 shares of Common Stock at an exercise price of $0.68 per share. BDS and Mr. Lara have advised the Company that they believe there is uncertainty in connection with the interpretation of the awarding, vesting and exercisability of such warrants, and, in an effort to resolve any misunderstandings or ambiguities, BDS and Mr. Lara have entered into a letter agreement in which they acknowledge that (a) Mr. Lara has been awarded fully vested warrants to purchase a total of 580,000 shares of common stock at an exercise price of $0.68 per share, (b) no other warrants have been awarded or have vested, (c) the remaining warrants (1,160,000) may be awarded in equal increments on the condition that the Company exceeds EBITDA targets established by the Board of Directors of the Company for the fiscal years ending December 31, 2006 and 2007, respectively, (d) if awarded, the shares subject to the remaining warrants will vest and become exercisable if the Company’s EBITDA for the fiscal year ending December 31, 2007 equals or exceeds $5.6 million, (e) any vested warrants must be exercised while an employee of the Company, (f) while an employee of the Company, any vested warrants must be exercised no later than December 31, 2009 and (g) if Mr. Lara ceases for any reason to be an employee of the Company, all warrants which have not vested will lapse. The Company is not bound by this letter agreement, although BDS and Mr. Lara have advised the Company that it has been made a third party beneficiary thereto.

(7)	Consists of 204,377 immediately exercisable options to purchase shares of Common Stock and 120,000 options to purchase shares of Common Stock which shall become immediately exercisable upon the change of control resulting from the filing of the preliminary form of this Information Statement, all of which options were issued pursuant to our Amended and Restated 1998 Key Employee Stock Option Plan.

(8)	Consists of 30,000 immediately exercisable options to purchase shares of Common Stock and 120,000 options to purchase shares of Common Stock which shall become immediately exercisable upon the change of control resulting from the filing of the preliminary form of this Information Statement, all of which were issued pursuant to our Amended and Restated 1998 Key Employee Stock Option Plan.

(9)	Consists of 20,000 immediately exercisable options to purchase shares of Common Stock and 120,000 options to purchase shares of Common Stock which shall become immediately exercisable upon the change of control resulting from the filing of the preliminary form of this Information Statement, all of which options were issued pursuant to our Amended and Restated 1998 Key Employee Stock Option Plan.

(10)	Consists of 7,000 shares held directly and 10,000 immediately exercisable options to purchase shares of Common Stock issued pursuant to our Amended and Restated 1998 Key Employee Stock Option Plan.

(11)	Consists of 10,000 immediately exercisable options to purchase shares of Common Stock issued pursuant to our Amended and Restated 1998 Key Employee Stock Option Plan.

(12)	Includes 320,000 options to purchase shares of Common Stock which shall become immediately exercisable upon the change of control resulting from the filing of the preliminary form of this Information Statement, all of which options were issued pursuant to our Amended and Restated 1998 Key Employee Stock Option Plan.
Arrangements that May Result in a Change of Control of the Company
     Upon the effectiveness of the Consent Resolutions, we intend to report the occurrence of a change in control under Item 5.01 of Form 8-K, based primarily on the concerted actions taken by BDS and Ms. Garrett to replace the Company’s board of directors and to maintain ongoing control over the composition of the Company’s board of directors by entering into the Shareholders Agreement.
     The Incentive Stock Option Agreement governing all stock options awarded pursuant to the Plan (described under “Compensation of Directors and Officers—Amended and Restated 1998 Key Employee Stock Option Plan”) provides that if the Company files a report or proxy statement with the SEC disclosing that a change in control has or may have occurred, a change of control will be deemed to have occurred for purposes of the Incentive Stock Option Agreement, and all outstanding stock options will become immediately vested and exercisable. Accordingly, the filing of the preliminary form of this Information Statement will result in the immediate vesting of all outstanding stock options. As of December 31, 2005, there were options to purchase 2,258,007 shares of our Common Stock outstanding under the Plan, 1,382,007 of which were immediately exercisable, and the balance of which will become immediately exercisable upon filing of the preliminary form of this Information Statement.

          Under generally accepted accounting principles in the U.S., beginning in 2006, the Company is required to record compensation expense for employee stock options in its financial statements. Financial Accounting Standards (FAS) No. 123R provides that companies must measure the fair value of the options on their grant date and record compensation expense over the vesting period. Using the Black-Scholes valuation model, the Company expects that accelerated vesting of all unvested stock options outstanding under the Plan in connection with the above-described change of control will result in compensation expense of approximately $260,000 in January 2006. In general, employee options must be exercised within six months following retirement and one year following death, but in no event after the date 10 years after grant. If the option holder ceases to be employed by the Company for any reason other than retirement or death, the option is not exercisable after the date employment ends. However, options to purchase 208,615 shares of our Common Stock granted in 2003 to employees of our Global Doctor clinic operations remain exercisable until expiration of their 10 year term, regardless of when employment ends.
          BDS and Mr. Lara have advised the Company that they believe there is uncertainty in connection with the interpretation of the vesting of Mr. Lara’s warrants to purchase 1,740,000 shares upon this change in control, and, in an effort to resolve any misunderstandings or ambiguities, BDS and Mr. Lara have entered into a letter agreement in which they acknowledge that upon effectiveness of the Consent Resolutions Mr. Lara will have fully vested warrants to purchase a total of 580,000 shares of common stock at an exercise price of $0.68 per share. The Company is not bound by this letter agreement, although BDS and Mr. Lara have advised the Company that it has been made a third party beneficiary thereto. The Company expects that accelerated vesting of Mr. Lara’s warrants with respect to 580,000 shares will result in compensation expense of approximately $180,000 in 2006.
DIRECTORS AND EXECUTIVE OFFICERS
          Upon the effectiveness of the Consent Resolutions on the date 20 days from the date of mailing of the definitive form of this Information Statement to the shareholders, the following people will be elected as directors of the Company. Pursuant to the bylaws, each will hold office until his or her successor is duly elected or until his or her earlier death, resignation or removal. Affiliates of Gregory J. Bell, Neil Warren Hickson, John Jessup, Sandra Wilkensfield Wadsworth and James Allen Williams are parties adverse to the Company in the Litigation described above under “Background”.

Name	Age	Position
Joan Sullivan Garrett	56	Director and Chairman
Terry Giles	62	Director
Dr. Roy Herberger	63	Director
James Allen Williams	51	Director
Gregory J. Bell	46	Director
Neil Warren Hickson	48	Director
John Jessup	46	Director
John Gilbert McCormack	67	Director
Sandra Wilkensfield Wadsworth	57	Director
Joan Sullivan Garrett. Upon effectiveness of the Consent Resolutions, Ms. Garrett will step down as our Chief Executive Officer, but continue to serve as our Chairman and a director. Ms. Garrett served as our Chief Executive Officer since founding the Company in 1985 and as our Chairman since 1987. From 1985 to 2004 Ms. Garrett served as our President as well. A critical care registered flight nurse and chief medical officer with more than 15 years medical experience, Ms. Garrett created the first emergency medical global response center, MedLink, where medical emergencies are managed by a team of board-

certified emergency physicians. Ms. Garrett has consulted with airlines and governing bodies such as British Airways and the U.S. Federal Aviation Administration on health and safety-related projects and issues. She serves as Vice-Chairman on the Board of Governors for the Flight Safety Foundation, has provided congressional testimony, and is a corporate member of the National Business Aviation Association. Ms. Garrett has been a long-time member and director of the International Aviation Women’s Association, the Aerospace Medical Association and the International Society of Travel Medicine. Ms. Garrett graduated from Mesa Community College with an AA degree in nursing. Additionally, she has taken various Global Leadership courses through the Executive Education Program at Thunderbird, the Garvin School of International Management. Ms. Garrett’s business address is c/o MedAire, Inc., 80 E. Rio Salado Parkway, Suite 610, Tempe, Arizona, 85281.
Terry Giles. Upon effectiveness of the Consent Resolutions, Mr. Giles will step down as Chairman of our Audit and Corporate Governance Committee, but continue as a non-executive and independent member of our board of directors and member of our Audit and Corporate Governance Committee and our Compensation and Nomination Committee, which positions he has held since May 2004. Mr. Giles has been a corporate executive, an entrepreneur, and a consultant in the banking, technology and distribution industries. He has served as the Senior Vice President and Chief Financial Officer of Lincoln First Bank (now part of J.P. Morgan Chase), of Great Western Bank and of First Commercial Savings and Loan Association. He has also served as the Senior Vice President, Finance and Administration and Chief Financial Officer of MicroAge, Inc., and as Manager of Intec, LLC. In addition to accounting, control, treasury, investment, and planning duties, his corporate responsibilities have included information technology, human resources, legal, and various administrative functions. His career experience includes positions in large, mid-sized, and small corporations. Mr. Giles holds a BS degree and a MBA degree in Finance from the University of Rochester. He also served as an officer in the U.S. Navy. Mr. Giles’ business address is c/o MedAire, Inc., 80 E. Rio Salado Parkway, Suite 610, Tempe, Arizona, 85281.
Dr. Roy Herberger, Ph.D. Upon effectiveness of the Consent Resolutions, Dr. Herberger will step down as Chairman of our Nominations and Compensation Committee, but continue as a non-executive and independent member of our board of directors and member of our Nominations and Compensation Committee and member of our Audit and Corporate Governance Committee, which positions he has held since May 2004. Dr. Herberger recently retired as President of Thunderbird, the Garvin Graduate School of International Management, a position he has held since 1989. Dr. Herberger’s experience includes research and consultancies with several major Asian corporations. His articles in international business negotiations have appeared in U.S. and international academic and business periodicals. Dr. Herberger has served on numerous councils and committees focused on economic development, and sits on the boards of Pinnacle West Capital Corp and InterCard Wireless. InterCard Wireless, a public company in Australia, entered receivership in Australia on August 9, 2004 and has yet to come out of receivership. He also serves on the board of Forest Highlands Foundation. Dr. Herberger earned his Bachelor and Master’s degrees in Business from the University of Texas at Austin and his Doctorate in Marketing from the University of Colorado. Dr. Herberger’s business address is c/o MedAire, Inc., 80 E. Rio Salado Parkway, Suite 610, Tempe, Arizona, 85281.
James Allen Williams. Upon effectiveness of the Consent Resolutions, Mr. Williams will continue as a member of our board of directors, a position he has held since December 21, 2005. Pursuant to the Letter Agreements, BDS and Ms. Garrett have agreed to use best efforts to assure that James Allen Williams will be designated as the Chief Executive Officer of MedAire as of effectiveness of the Consent Resolutions. Mr. Williams served as Executive Vice President and General Manager of International SOS Assistance, Inc. (“International SOS”), an emergency medical assistance company, from March 1999 through December 2004. From December 2004 through October 2005, Mr. Williams served as President and Chief Operating Officer, Americas Region, of International SOS. From October 2005 through December 2005, Mr. Williams served as Group Director for Health and Safety Market Development for

International SOS. Mr. Williams’ corporate responsibilities for International SOS have included the consolidation of United States International SOS operations, building a professional management team, direct oversight of International SOS’ operations in North, Central and South America and development of health and safety commercial strategy and capabilities for the oil and gas industries and the commercial and military aviation sectors. Mr. Williams earned his Bachelor of Science degree in Mechanical Engineering from North Carolina State University. Mr. Williams’ business address is c/o International SOS Assistance Inc., 3600 Horizon Blvd., Suite 300, Trevose, Pennsylvania, 19053.
Gregory J. Bell. Upon effectiveness of the Consent Resolutions, Mr. Bell will be elected as a member of our board of directors. From May 2005 through the present, Mr. Bell served as Chief Financial Officer of the Americas Region for International SOS, responsible for finance and information technology. From January 2003 until joining International SOS, Mr. Bell served as Chief Financial Officer, Secretary and Treasurer of Katalyst LLC, an investment banking firm focused on the technology marketplace. From October 1999 to December 2002, Mr. Bell served as Chief Financial Officer, Secretary and Treasurer of Destiny Websolutions, Inc., a product and services technology firm. Mr. Bell also operated a consulting business providing bookkeeping services to clients since April 2005. Mr. Bell received his BS in Accounting from the Pennsylvania State University and is a Certified Public Accountant. Mr. Bell’s business address is c/o International SOS Assistance Inc., 3600 Horizon Blvd., Suite 300, Trevose, Pennsylvania, 19053.
Neil Warren Hickson. Upon effectiveness of the Consent Resolutions, Mr. Hickson will be elected as a member of our board of directors. From January 2000 to the present, Mr. Hickson has been employed as Deputy Managing Director and Chief Financial Officer of International SOS (Australia) Pty Ltd, an emergency medical assistance company. Mr. Hickson is responsible for financial and general management of that company. Mr. Hickson earned his Bachelor of Economics degree in Accounting from the University of Sydney. Mr. Hickson’s business address is c/o International SOS (Australia) Pty Ltd, Level 5, Challis House, 4 Martin Place, Sydney NSW 2000, Australia.
John Jessup. Upon effectiveness of the Consent Resolutions, Mr. Jessup will be elected as a member of our board of directors. From July 2005 through the present, Mr. Jessup has served as Managing Director, Australia Region for International SOS (Australia) Pty Ltd., an emergency medical assistance company. Mr. Jessup is responsible for managing operations for International SOS (Australia) Pty Ltd in Australia, New Zealand, Papua New Guinea and the Pacific Islands. Mr. Jessup received his Bachelor of Medicine/Bachelor of Surgery from the University of New South Wales and a Medical Rep. Diploma from the Australian Pharmaceutical Manufacturers’ Association. Mr. Jessup also earned Bachelor of Economics and Master of Business Administration degrees from Macquarie University. Mr. Jessup’s business address is c/o International SOS (Australia) Pty Ltd, Level 5, Challis House, 4 Martin Place, Sydney NSW 2000, Australia.
John Gilbert McCormack. Upon effectiveness of the Consent Resolutions, Mr. McCormack will be elected as a member of our board of directors. Since 1972, Mr. McCormack has been employed by the Company he founded, McCormack International Pty Ltd to facilitate the import to Australia and distribution of industrial, office, security, transport and medical paper products from the U.S., Canada, Japan and the U.K. Since 1992, Mr. McCormack has consulted to that sector and worked with government agencies in Australia on waste reduction initiatives and water improvement programs. Mr. McCormack earned his Degree in Paper Marketing from the University of Technology. Mr. McCormack’s business address is PO Box 107 (9 Vista Street), Sans Souci NSW 2219.
Sandra Wilkensfield Wadsworth. Upon effectiveness of the Consent Resolutions, Ms. Wadsworth will be elected as a member of our board of directors. From October 2000 to the present, Ms. Wadsworth has served as Senior Executive Vice President, Global Accounts for International SOS Assistance, Inc., an

emergency medical assistance company. Her duties include global accounts management. Ms. Wadsworth is also a member of the Executive Committee of International SOS Assistance, Inc. Ms. Wadsworth earned her Bachelor and Master of Arts degrees in English from Sam Houston State University. Ms. Wadsworth’s business address is c/o International SOS Assistance Inc., 3600 Horizon Blvd., Suite 300, Trevose, Pennsylvania, 19053.
Audit and Corporate Governance Committee
          The Company’s board of directors has an Audit and Corporate Governance Committee. As of the date of mailing this Information Statement, our Audit and Corporate Governance Committee consists of Terry Giles and Dr. Roy Herberger, each of whom our board of directors has determined to be “independent” within the meaning of currently applicable rules of the Securities Exchange Act of 1934 (“Exchange Act”) and Nasdaq listing standards for audit committee members and to comply with the financial knowledge requirements of Nasdaq listing standards. In addition, our board of directors has determined that Terry Giles qualifies as a “financial expert” within the meaning of currently applicable rules of the Exchange Act and complies with the professional experience requirements of the Nasdaq listing standards. Mr. Giles has advised the board that he intends to step down as Chairman and designated “financial expert” of our Audit and Corporate Governance Committee upon effectiveness of the Consent Resolutions, although Mr. Giles and Dr. Roy Herberger have advised the board that they are currently willing to consider continuing as members of this committee if appointed by the board as reconstituted following effectiveness of the Consent Resolutions.
          The Audit and Corporate Governance Committee charter provides that the committee is comprised of a minimum of two directors, all of whom shall be independent directors, and assists the board of directors in oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function, the quality and integrity of the accounting, auditing and reporting practices of the Company, the Company’s systems of disclosure controls and procedures and internal control over financial reporting and related issues. A current copy of the Audit and Corporate Governance Committee charter is available on the Company’s website, www.medaire.com. A copy of this charter is also attached to this information statement as Exhibit H.
Compensation and Nomination Committee
          The Company’s board of directors has a Compensation and Nomination Committee. As of the date of mailing this Information Statement, our Compensation and Nomination Committee consists of Dr. Roy Herberger (Chairman) and Terry Giles, each of whom our board of directors has determined to be “independent” within the meaning of currently applicable rules of the Exchange Act and Nasdaq listing standards. Dr. Herberger has advised the board that he intends to step down as Chairman of our Compensation and Nomination Committee upon effectiveness of the Consent Resolutions, although Dr. Herberger and Mr. Giles have advised the board that they are currently willing to consider continuing as members of this committee if appointed by the board as reconstituted following effectiveness of the Consent Resolutions.
          The Compensation and Nomination Committee charter provides that it shall be comprised of a minimum of two directors, all of whom shall be independent directors, and that the committee shall review the Company’s policies on executive compensation and make recommendations to the board with respect to such compensation, identify individuals qualified to become board members, and select or recommend that the board select the director nominees for the next annual meeting of the shareholders. A current copy of the Compensation and Nomination Committee charter is available on the Company’s website, www.medaire.com.

          Board candidates, including directors standing for reelection, are considered based upon various criteria, such as skills, experience, expertise and personal qualities that will best complement board effectiveness; the capability of the candidate to devote the necessary time and commitment to the role; and potential conflicts of interest and independence. Detailed background information in relation to a potential candidate is also provided to all directors. In identifying potential candidates, the Nomination Committee may rely on suggestions and recommendations from the board, management and others, and may also retain search firms for assistance. The board believes that the Company’s independent directors are in the best position to locate qualified candidates, therefore, the board does not currently have a policy with regard to the consideration of any director candidates recommended by shareholders.
Meetings of the Board of Directors and Committees
     During the fiscal year ended December 31, 2005, the board of directors met nine times and took actions on three other occasions by unanimous written consent. During such period, there were five meetings of the Audit and Corporate Governance Committee and one meeting of the Nomination and Compensation Committee.
     During the fiscal year ended December 31, 2005, each director attended at least 75% of the board of directors meetings and meetings of any committees on which he or she served. It is the Company’s policy to encourage that directors standing for election at an annual meeting attend the annual meeting. All directors standing for election at the Company’s Annual Shareholders’ Meeting on May 3, 2005 attended such shareholders’ meeting.
Shareholder Communications with Directors
     Shareholders who wish to communicate with the board of directors or an individual director may do so by sending a letter to the Secretary of the Company at 80 E. Rio Salado Parkway, Suite 610, Tempe, Arizona 85281. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors. Shareholders may also contact the Company through our website, www.medaire.com which contains a link to an email account that we have established specifically for investor communications, invest@medaire.com.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
          The following table sets forth information with respect to compensation earned during 2005, 2004 and 2003 by our Chief Executive Officer and our four other most highly compensated executive officers in 2005. The officers listed in the following table are referred to as the Named Executive Officers.

Summary Compensation Table

									All Other
	Annual Compensation					Long-Term Compensation Awards			Compensation
						Awards		Payout ($)
Name and				Other Annual		Restricted	Securities	LTIP
Principal		Salary	Bonus	Compensation		Stock	Underlying	Payout
Position	Year	($)	($)	($)		Awards	Options/SARs	($)	($)
Joan Garrett	2005	245,142	37,125	19,173	(2)	—	—	—	16,142	(5)
Chairman and CEO	2004	208,576	7,400	19,343	(2)	—	—	—	74,469	(5)
	2003	190,000	51	16,245	(2)	—	—	—	7,197	(5)

James Lara (1)	2005	210,000	31,000	11,629	(3)	—	—	—	666	(6)
President and Chief	2004	19,385	—	—		—	—	—	7,000	(7)
Operating Officer	2003	—	—	—		—	—	—	79,422	(7)

Steve Holstein	2005	119,912	13,625	10,521	(3)	—	—	—	3,774	(6)
Vice President	2004	118,568	9,400	9,617	(3)	—	—	—	2,640	(6)
Marketing	2003	90,000	745	8,524	(3)	—	—	—	2,446	(6)

Michelle Hanson	2005	143,477	18,125	7,561	(3)	—	—	—	5,118	(6)
Chief Financial	2004	112,789	—	6,339	(3)	—	—	—	1,460	(6)
Officer and	2003	—	—	—		—	—	—	—
Secretary

Jeff Gregorec	2005	125,792	3,062	43,520	(4)	—	—	—	2,135	(6)
Vice President	2004	55,855	—	10,835	(4)	—	—	—	—
of Sales	2003	—	—	—		—	—	—	—

(1)	Mr. Lara served as Chief Operating Officer beginning November 23, 2004, and Executive Director beginning December 21, 2004.

(2)	Ms. Garrett’s other annual compensation consisted of auto allowance compensation totaling $12,144, $12,067 and $10,010 for the years ended 2005, 2004 and 2003, respectively. Ms. Garrett’s medical, dental and vision insurance compensation totaled $7,029 , $7,276 and $6,235 for the years ended 2005, 2004 and 2003, respectively.

(3)	Other annual compensation for executive officers consisted of medical, dental and vision insurance compensation totaling $29,711 , $15,956 and $8,524 for the years ended 2005, 2004 and 2003, respectively.

(4)	All other compensation for Mr. Gregorec consisted of medical, dental and vision insurance compensation totaling $7,561 and $3,150 for the years ended 2005 and 2004 and sales commissions paid totaling $35,959 and $7,685 for the years 2005 and 2004.

(5)	All other compensation for Ms. Garrett consisted of employer 401(K) match contributions of $8,715, $6,000 and $5,653 for the years ended 2005, 2004 and 2003, respectively, and life insurance premiums totaling $7,427, $2,469 and $1,544 for the years ended 2005, 2004 and 2003, respectively, as well as $66,000 in 2004 for her interest in the buy-out of the management agreement related to the MedSpace acquisition.

(6)	All other compensation for these executive officers consisted of employer 401(K) match contributions totaling $11,693 , $4,100 and $2,446 for the years ended 2005, 2004 and 2003, respectively.

(7)	Mr. Lara served as a member of our board of directors from 1996 to May 2004. Mr. Lara’s all other compensation consists of fees paid to him as a director.
Stock Option Grants
          The following table sets forth information regarding stock options granted to the Named Executive Officers during the year ended December 31, 2005, all of which, except as indicated, were granted under the Amended and Restated 1998 Key Employee Stock Option Plan. None of the Named Executive Officers received stock appreciation rights (SARS).

		Individual Grants			Potential Realizable
Value at Assumed
		% of Total			Annual Rates of Stock
		Options			Price Appreciation for
	# of Securities	Granted to			Option Term
	Underlying	Employees in	Exercise of Base
Name	Options Granted	Fiscal Year	Price ($/Share)	Expiration Date	5%($)	10%($)
Garrett, Joan	—	—	—	—	—	—
Lara, James (1)	580,000	87.9%	$0.68	12/31/2009	$84,996	$183,041
Holstein, Steve	—	—	—	—	—	—
Hanson, Michelle	—	—	—	—	—	—
Gregorec, Jeff	—	—	—	—	—	—

(1)	Mr. Lara holds warrants to purchase 1,740,000 shares of Common Stock at an exercise price of $0.68 per share. BDS and Mr. Lara have advised the Company that they believe there is uncertainty in connection with the interpretation of the awarding, vesting and exercisability of such warrants, and, in an effort to resolve any misunderstandings or ambiguities, BDS and Mr. Lara have entered into a letter agreement in which they acknowledge that (a) Mr. Lara has been awarded fully vested warrants to purchase a total of 580,000 shares of common stock at an exercise price of $0.68 per share, (b) no other warrants have been awarded or have vested, (c) the remaining warrants (1,160,000) may be awarded in equal increments on the condition that the Company exceeds EBITDA targets established by the Board of Directors of the Company for the fiscal years ending December 31, 2006 and 2007, respectively, (d) if awarded, the shares subject to the remaining warrants will vest and become exercisable if the Company’s EBITDA for the fiscal year ending December 31, 2007 equals or exceeds $5.6 million, (e) any vested warrants must be exercised while an employee of the Company, (f) while an employee of the Company, any vested warrants must be exercised no later than December 31, 2009 and (g) if Mr. Lara ceases for any reason to be an employee of the Company, all warrants which have not vested will lapse. The Company is not bound by this letter agreement, although BDS and Mr. Lara have advised the Company that it has been made a third party beneficiary thereto.
Exercise of Stock Options and Year-End Values
          The following table sets forth information regarding the number and value of unexercised stock options and warrants held by each of the Named Executive Officers as of December 31, 2005. None of the Named Executive Officers exercised stock options in 2005.

Number of Securities
			Underlying Unexercised	Value of Unexercised
	Shares		Options at	In-the-Money Options at
	Acquired		Fiscal Year-End	Fiscal Year-End
	on	Value
Name	Exercise	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable
Garrett, Joan	—	—	—	—
Lara, James	—	—	0/580,000	$0/29,000
Holstein, Steve	—	—	204,377/120,000	$54,594/54,000
Hanson, Michelle	—	—	30,000/120,000	$100/400
Gregorec, Jeff	—	—	20,000/80,000	$0/0

(1)	Mr. Lara holds warrants to purchase 1,740,000 shares of Common Stock at an exercise price of $0.68 per share. BDS and Mr. Lara have advised the Company that they believe there is uncertainty in connection with the interpretation of the awarding, vesting and exercisability of such warrants, and, in an effort to resolve any misunderstandings or ambiguities, BDS and Mr. Lara have entered into a letter agreement in which they acknowledge that (a) Mr. Lara has been awarded fully vested warrants to purchase a total of 580,000 shares of common stock at an exercise price of $0.68 per share, (b) no other warrants have been awarded or have vested, (c) the remaining warrants (1,160,000) may be awarded in equal increments on the condition that the Company exceeds EBITDA targets established by the Board of Directors of the Company for the fiscal years ending December 31, 2006 and 2007, respectively, (d) if awarded, the shares subject to the remaining warrants will vest and become exercisable if the Company’s EBITDA for the fiscal year ending December 31, 2007 equals or exceeds $5.6 million, (e) any vested warrants must be exercised while an employee of the Company, (f) while an employee of the Company, any vested warrants must be exercised no later than December 31, 2009 and (g) if Mr. Lara ceases for any reason to be an employee of the Company, all warrants which have not vested will lapse. The Company is not bound by this letter agreement, although BDS and Mr. Lara have advised the Company that it has been made a third party beneficiary thereto.
Amended and Restated 1998 Key Employee Stock Option Plan
          Our Amended and Restated 1998 Key Employee Stock Option Plan (the “Plan”) permits our board of directors to grant stock options and/or stock appreciation rights to our employees and contractors who provide services to us and, in each case, upon whose judgment, initiative and efforts the successful conduct of our business largely depends. The total number of shares that may be issued under the Plan is 15% of shares outstanding. In any event, no more than 20 million shares may be issued pursuant to incentive stock options, and no more than 20 million shares may be subject to awards that are intended to be “performance-based compensation,” as that term is used for purposes of Internal Revenue Code Section 162(m), granted to any one individual during any calendar year-period.
          Our board of directors has the conclusive authority to construe and interpret the Plan, any stock option agreement entered into under the Plan and any stock appreciation right granted under the Plan. Our board has the discretion, among other things, to:
•	award options (provided that the aggregate fair market value (determined at the time the option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year shall not exceed $100,000);

•	determine the exercise price of the options (provided that the price in the case of incentive stock options shall not be less than the per share fair market value of our outstanding shares on the date the option is granted and provided that in the case of incentive stock options the requirements of the Internal Revenue Code applicable to such options are met);

•	determine the option period (provided that no incentive stock option granted under the Plan may be exercised later than 10 years from the date of grant);

•	determine the vesting schedule for stock options; and

•	award stock appreciation rights concurrently with the grant of a stock option on such terms and conditions as it deems appropriate, provided that stock appreciation rights shall be exercisable at any time prior to their expiration date, but only to the extent that the related stock option is exercisable.
          Stock options and stock appreciation rights awarded under the Plan are not transferable except by will or the laws of decent and distribution.
          As of December 31, 2005, there were options to purchase 2,258,007 shares of our Common Stock outstanding under the Plan, 1,382,007 of which were immediately exercisable. All of these options will be immediately exercisable upon filing of the preliminary form of this Information Statement. See “Voting Securities and Principal Holders Thereof—Arrangements that May Result in a Change in Control”.
          Generally, such options must be exercised within six months following retirement and one year following death, but in no event after the date 10 years after grant. If the option holder ceases to be employed by the Company for any reason other than retirement or death, the option is not exercisable after the date employment ends. However, options to purchase 208,615 shares of our Common Stock granted in 2003 to employees of our Global Doctor clinic operations remain exercisable until expiration of their 10 year term, regardless of when employment ends.
Compensation of Directors
          Our Compensation Committee makes recommendations to our board of directors with respect to the compensation, benefits and perquisites provided to directors. Our board of directors then determines what levels of director compensation, benefits and perquisites are appropriate and submits a proposal to our shareholders for approval. Shareholder approval of director compensation is required by the Listing Rules of the Australian Stock Exchange (the “Listing Rules”), to which we are subject by virtue of our listing on the Australian Stock Exchange.
          The following table sets forth the fees paid to non-executive directors in the year ended December 31, 2005.

	Directors’ Fees
	Year ended December 31, 2005
	# Stock Options		Fees
	Issued	Exercise Price	($)
Non executive Directors
Terry Giles	10,000	$0.51	$19,562.51
Roy Herberger	10,000	$0.51	$19,062.50
James MacKenzie*	10,000	—	$14,708.34
Bernard Kerik**	0	—	$0

Total	30,000		$53,333.35

*	Mr. MacKenzie resigned as a member of the board of directors on July 7, 2005 prior to vesting of this annual option grant.

**	Mr. Kerik resigned as a member of the board of directors on March 1, 2005 prior to this annual option grant.
          The Shareholder Agreement between BDS and Ms. Garrett attached to this Information Statement as Exhibit D provides that each shareholder agrees to vote its or her shares and take all other reasonably necessary or desirable actions within its or her control (in its or her capacity as a Shareholder, including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), in order to authorize, ratify, approve and bring into effect the following payments to non-executive directors:
(a)	For services provided through February 28, 2006 by Terry Giles and Dr. Roy Herberger, one-time payments and issuances in 2006 of:
i.	$23,000.01 and $21,999.99, respectively, and

ii.	Issuance at the 2006 annual general meeting of shareholders (“AGM”) of an immediately vested 10-year option to purchase 50,000 shares of the Company’s common stock at an exercise price per share equal to the fair market value of a share of the Company’s common stock on the date of the 2006 AGM; and
(b)	For services provided from and after March 1, 2006:
i.	$16,000 as total annual retainer paid on a quarterly basis in advance;

ii.	$5,000 for each board meeting attended, payable quarterly in arrears;

iii.	$500 for each committee meeting attended, payable quarterly in arrears; and

iv.	an immediately vested 10-year option to purchase 10,000 shares of the Company’s common stock at an exercise price per share equal to the fair market value of a share of the Company’s common stock on the date of the 2006 AGM.
BDS has advised the Company that each of the non-executive directors nominated by BDS in the Consent Resolutions, other than John McCormack who is not an employee of ISOS, has agreed to waive his or her respective compensation described above for the next two years.
Employment Contracts
Joan Sullivan Garrett
          Ms. Garrett’s current employment agreement, dated December 18, 2000, has an initial term of three years. Beginning with year three of the initial three-year term (January 1, 2002), the term of the agreement is automatically extended for an additional year unless either party serves notice to the other at least 30 days prior to such January first date that they do not wish to extend the term. Accordingly, when the employment agreement is extended each January 1, almost three years remain in the term and the employment agreement will expire on the December 18 that occurs two calendar years later. As of January 1, 2006, Ms. Garret’s employment agreement was automatically extended, and is currently set to expire on December 18, 2008.
          As of January 1, 2006, Ms. Garrett receives an annual base salary of $249,690 under her current employment agreement, participation in the Company’s benefit plans, including bonus, medical, dental and vision insurance, life insurance, long term disability insurance and the 401(k) plan, and vacation in accordance with our policy applicable to executives (currently, four weeks’ vacation per year). Ms. Garrett’s current employment agreement provides that her base salary will be reviewed from time to time, and shall be increased from time to time in a manner consistent with other Company executive salaries, but may not be decreased. Ms. Garrett’s employment agreement also provides Ms. Garrett with an automobile consistent with terms set by the Compensation Committee of our board of directors, and that Ms. Garrett agrees not to disclose any confidential information either during the term of her employment or thereafter.
          In the event that Ms. Garrett is terminated without cause, or for any reason other than her death, disability or retirement or if she terminates her employment following a change of control for “good reason” (as defined in her employment agreement), the Company is obligated under the current employment agreement to pay Ms. Garrett in a lump sum on the fifth business day following such termination, her base salary through the date of termination, an amount equal to 150% of her base salary (in lieu of any further salary payments for periods subsequent to the date of termination), an amount equal to the fair market value of the benefits she would have received had her benefits been continued for a period of eighteen months following her termination, an amount equal to 150% of the greater of the most recent annual bonus she had received and the average of the annual bonuses she had received for the three years ending prior to her termination, and all legal fees and expenses incurred as a result of such termination. In the event of Ms. Garrett’s death or disability (as defined in her employment agreement) we are obligated to pay Ms. Garrett her base salary through the end of the term.
          In the event of her death or disability, or a change of control of the Company, under Ms. Garrett’s current employment agreement, Ms. Garrett is entitled to receive for the remainder of the term of her agreement (as extended) (unless or until her employment is terminated) her annual base salary payable in bi-weekly installments. Following a change of control, Ms. Garrett is entitled to receive the same benefits she had been receiving prior to the change of control.

          Upon effectiveness of the Consent Resolutions, the Garrett Employment Agreement will supersede Ms. Garrett’s current employment agreement. The Garrett Employment Agreement generally provides that Ms. Garrett will act as Chairman of the Company and be responsible for the representation and promotion of MedAire’s brand to customers, governmental authorities, the medical community, and other stakeholders. Ms. Garrett will further assist in formulating the strategic vision of the Company, but will not have any day-to-day management responsibility. Ms. Garrett will retain all of the benefits and perquisites under her current employment agreement, and shall be eligible to participate in the Company’s bonus plan for senior managers with the exception of equity awards. The Garrett Employment Agreement will have a term of five years and will provide that Ms. Garrett’s employment may not be terminated under any circumstances, but that the board of directors can elect to put Ms. Garrett on garden leave for the duration of the term of her employment, during which leave she will continue to be entitled to all pay, benefits and perquisites. The Garrett Employment Agreement includes non-competition provisions which will end when the term of Ms. Garrett’s employment ends.
James E. Lara
          James Lara’s current employment agreement, dated November 23, 2004 (as amended August 23, 2005 and September 25, 2005) has an initial term extending through December 31, 2007. Mr. Lara’s current employment agreement is automatically renewed for additional one-year terms unless either party serves written notice that they do not wish to renew the agreement at least six months before the end of the then applicable term.
          As of January 1, 2006, Mr. Lara’s current employment agreement provides for an annual base salary of $216,300, participation in the Company’s benefit plans, including medical, dental and vision insurance, life insurance, long term disability insurance and the 401(k) plan, and vacation in accordance with our policy applicable to executives (currently, three weeks’ vacation per year). Mr. Lara’s employment agreement also provides Mr. Lara with an automobile allowance of $500 per month.
          By the terms of his current employment agreement, Mr. Lara agrees not to disclose any confidential information either during the term of his employment or thereafter. Mr. Lara also agrees not to compete with us during the term of his employment or for two years thereafter. In the event that Mr. Lara’s current employment is terminated without cause, we are obligated to pay Mr. Lara his base salary for twelve months from the date of termination and maintain his benefits for the same twelve-month period. In the event of Mr. Lara’s death or disability (as defined in his current employment agreement), Mr. Lara’s employment may be terminated, in which case we are obligated to pay Mr. Lara or his estate his salary and benefits through the date of his termination and continue to provide Mr. Lara and/or his eligible dependents with the same level of health insurance as was provided to Mr. Lara prior to his death or disability for a period of six months from the date of termination.
          In connection with his current employment agreement, Mr. Lara was granted warrants to purchase 1,740,000 shares of Common Stock at an exercise price of $0.68 per share. Under Mr. Lara’s current employment agreement, all shares become fully vested and immediately exercisable regardless of vesting conditions on his termination of employment without cause. BDS and Mr. Lara have advised the Company that they believe there is uncertainty in connection with the interpretation of the awarding, vesting and exercisability of such warrants, and, in an effort to resolve any misunderstandings or ambiguities, BDS and Mr. Lara have entered into a letter agreement in which they acknowledge that (a) Mr. Lara has been awarded fully vested warrants to purchase a total of 580,000 shares of common stock at an exercise price of $0.68 per share, (b) no other warrants have been awarded or have vested, (c) the remaining warrants (1,160,000) may be awarded in equal increments on the condition that the Company exceeds EBITDA targets established by the Board of Directors of the Company for the fiscal years ending

December 31, 2006 and 2007, respectively, (d) if awarded, the shares subject to the remaining warrants will vest and become exercisable if the Company’s EBITDA for the fiscal year ending December 31, 2007 equals or exceeds $5.6 million, (e) any vested warrants must be exercised while an employee of the Company, (f) while an employee of the Company, any vested warrants must be exercised no later than December 31, 2009 and (g) if Mr. Lara ceases for any reason to be an employee of the Company, all warrants which have not vested will lapse. The Company is not bound by this letter agreement, although BDS and Mr. Lara have advised the Company that it has been made a third party beneficiary thereto.
          Upon effectiveness of the Consent Resolutions, the Lara Employment Agreement will supersede Mr Lara’s current employment agreement. The Lara Employment Agreement generally provides that Mr. Lara will act as President and Chief Operating Officer of the Company. Mr. Lara will retain all of the benefits and perquisites under his current employment agreement. The term of the Lara Employment Agreement runs through December 31, 2007 and is renewed automatically for additional one year periods, unless either party serves written notice of an intent not to renew at least six months before the end of the initial or any renewal term. The Lara Employment Agreement also replaces the Company’s right to terminate Mr. Lara without cause with a provision entitling the Company, at any time, to place Mr. Lara on garden leave for 12 months with full pay, benefits and perquisites.
          The Lara Employment Agreement includes non-competition provisions which will end two years after Mr. Lara’s employment ends and confidentiality provisions that continue indefinitely.
Other Employment Contracts with Executive Officers
          On December 20, 2001, January 5, 2004, June 29, 2004, respectively, we entered into confidentiality and non-solicitation agreements with Steven Holstein, Michelle Hanson and Jeff Gregorec, respectively, whereby the executive agrees not to disclose any confidential information during the term of his employment or thereafter and not to solicit business from MedAire clients or hire MedAire employees or clients during the course of his employment and for a period of 2 years thereafter. In January 2006, the board approved an employment agreement for Michelle Hanson that prohibits termination of employment by the Company without cause, but permits the Company, at any time, to place Ms. Hanson on garden leave for 9 months with full pay and benefits. At that time, the board also approved employment agreements with its other officers that contain similar garden leave provisions for periods ranging from 3 to 6 months.
          Our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Senior Vice-President of Marketing/Business Development, Senior Vice-President of Global Services, Vice-President of Global Services, Director — Manufacturing Operations, Managing Director — Global Doctor, Managing Director — MedAire Limited, and Vice-President of Human Resources are eligible to participate in our Executive Bonus Program (the “Bonus Program”). This program was established by management, and approved by the Compensation Committee. We reevaluate our Executive Bonus Program each year, and management, with the approval of the Compensation Committee, approves the Executive Bonus Program each year. In 2006, the Bonus Program provides that the total bonus opportunity for each of the eligible participants is 20% of such individual’s base salary. Fifty percent of the bonus opportunity is based upon the performance of the Company, measured by the Company’s attainment of a “target” EBITDA set by the Compensation Committee. The other 50% of the bonus opportunity is based upon the achievement by each individual of his or her individual goals for the year. Goals must directly relate to our key initiatives for 2006; be focused upon specific, measurable results; be established in conjunction with and approved by the participating individual’s immediate manager, and finally approved by the Chief Executive Officer or Chief Operating Officer; and will be documented in the participating individual’s personnel file. All payments pursuant to the Bonus Program are subject to the approval of our Compensation Committee.

          The Shareholder Agreement between BDS and Ms. Garrett attached to this Information Statement as Exhibit D provides that each shareholder agrees to vote its or her shares and take all other reasonably necessary or desirable actions within its or her control (in its or her capacity as a Shareholder, including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), in order to authorize, ratify, approve and bring into effect the following compensation items for 2006:
               (a) The Company’s entry into a consulting services agreement with Frank Garrett for a total compensation of $25,000 for calendar year 2006, and
               (b) The Company’s payment to James E. Lara of a one-time bonus compensation of $25,000 for calendar year 2006.
Indemnification of Directors and Officers
Nevada Corporate Law
          Nevada corporate law provides us with the statutory authority to indemnify our officers and directors. The applicable provisions of Nevada corporate law state that, to the extent such person is successful on the merits or otherwise, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In any threatened, pending or completed action by or in the right of the corporation, a corporation also may indemnify any person in connection with that action’s defense or settlement, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; however, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that a court shall determine that such indemnity is proper.
          Under the applicable provisions of Nevada corporate law, any indemnification shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made:
          (1) by the shareholders;
          (2) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;
          (3) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or
          (4) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Articles of Incorporation
          Our articles of incorporation provides for indemnification to the full extent permitted by the laws of the State of Nevada against and with respect to threatened, pending or completed actions, suits or proceedings against any person by reason of the fact that he is or was a director or officer of MedAire or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which he has served in any capacity at the request of MedAire.
By-laws
          In addition, our by-laws provide that we shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was our director, officer, employee or agent, or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
          With respect to actions, suits or proceedings by or in the right of the Company, our by-laws provide that we shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that that person is or was our director, officer, employee or agent or is or was our director, officer, employee or agent serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including amounts paid in settlement and attorneys’ fees) actually and reasonably incurred by that person in connection with the defense or settlement of the action or suit if that person acted in good faith and in a manner that person reasonably believed to be in or not opposed to our best interests; except that no indemnification shall be made in respect of any claim, issue or matter as to which that person shall have been adjudged by a court of competent jurisdiction after exhaustion of all appeals there from to be liable to us or for amounts paid in settlement to us unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
          To the extent that our director, officer, employee or agent has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, that person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by that person in connection therewith.
          We shall only make an indemnification as described above (unless ordered by a court or advanced as described below) as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. Such determination shall be made (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the shareholders.

          Expenses incurred by our director, officer, employee, or agent in defending a civil or criminal action, suitor proceeding shall be paid by us as they are incurred and in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay the amount if it shall be ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by us.
          The indemnification and advancement of expenses described in this section are not exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of shareholders or disinterested directors or otherwise, for either an action in such person’s official capacity or an action in another capacity while holding such office, except that indemnification, unless ordered by a court or for advancement of expenses, may not be made to or on behalf of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.
          We are authorized by our by-laws to purchase and maintain insurance on behalf of any person who is or was our director, officer, employee or agent, or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and liability and expenses incurred by him or her in any such capacity, or arising out of his status as such.
Individual Indemnity Agreements
          Each of our directors and executive officers has entered into an indemnity agreement with us that provides certain rights to indemnification to such persons and is not exclusive of any other rights provided bylaw or our articles of incorporation or by-laws. Each indemnity agreement provides that we will indemnify the director or executive officer against expenses, judgments, fines, penalties and amounts paid in settlement incurred in connection with any threatened, pending or completed action, suit or proceeding, including in connection with the investigation, defense or appeal of such a proceeding, whether civil, criminal, administrative, or investigative to which such person is a party or threatened to be made a party by virtue of the fact that he or she is or was our executive officer, director, employee, or agent, or is or was serving or at any time serves at our request as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (in each case an “Indemnitee’’), unless a final decision by a court of competent jurisdiction, after exhaustion of all appeals therefrom, establishes that Indemnitee’s actions or omissions involved intentional misconduct, fraud, or a knowing violation of law and was material to the action.
          The expenses (including attorneys’ fees) incurred by our Indemnitee in investigating, defending or appealing any threatened, pending or completed action, suit or proceeding covered by the indemnity agreement shall be paid in advance by the Company. If it is finally determined by a court of competent jurisdiction, after exhaustion of all appeals therefrom, that the Indemnitee is not entitled to be indemnified by the Company under the indemnity agreement or otherwise, the Indemnitee shall repay to the Company all advanced expenses.
          The Company is not required by the indemnity agreement to indemnify the director or executive officer:
•	except to the extent the aggregate losses to be indemnified exceed any amount received by the indemnitee from any insurance policy maintained by the Company;

•	in respect of remuneration paid to the indemnitee if it is determined by a final judgment that the remuneration was in violation of law;

•	on account of any suit in which final judgment is rendered against the indemnitee or an accounting of profits made from the purchase or sale by the indemnitee of securities of the Company pursuant to Section 16(b) of the Exchange Act;

•	if a court of competent jurisdiction, after exhaustion of all appeals therefrom, determines by final judgment that indemnification is not lawful in a given situation;

•	in respect of proceedings initiated by the indemnitee and not by way of defense;

•	in respect of any proceedings instituted by the indemnitee to enforce or interpret the indemnity agreement, if a court of competent jurisdiction determines that the material assertions made by indemnitee were not made in good faith or were frivolous;

•	for any amounts paid in settlement of a proceeding effected without the Company’s written consent; or

•	for indemnification in proceedings or claims involving the enforcement of non-competition, non-disclosure or employment or similar agreements with the Company or any subsidiary or affiliate of the Company.
          The indemnity agreement requires the director or executive officer to notify the Company within forty-five days of his or her receipt of notice of a claim that may be the subject of an indemnification claim. The Company has the right to participate in any such action at its own expense.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires that the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.
     To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2005, Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, although initial Form 3 filings for Joan Garrett Sullivan, James E. Lara, Michelle Hanson, Robert Valente and Steve Holstein, our executive officers, Terry Giles, Dr. Roy Herberger and James Allen Williams, our non-executive directors, and Best Dynamic Services, a holder of more than 10% of our common stock, were not filed on a timely basis. Best Dynamic Services also filed one Form 4 that was not timely. The Company does not know of any other failure to file a required form pursuant to Section 16(a).
FINANCIAL INFORMATION
          For more detailed information regarding the Company, including financial statements, you may refer to our most recent Form 10, as amended, and other periodic filing with the Securities and Exchange Commission (the “SEC”) which we file from time to time. This information may be found on the SEC’s EDGAR database at www.sec.gov.

CONCLUSION
          As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions described in the Consent Resolutions and the Majority Written Consent. Your consent to the actions is not required and is not being solicited. This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By: Order of the Board of Directors

/s/ Joan Sullivan Garrett

Joan Sullivan Garrett
Chairman of the Board
Date: January 27, 2006

Exhibit 99(A)
EXHIBIT A
FORM OF
CONSENT RESOLUTIONS
     These Consent Resolutions are being submitted for shareholder approval by written consent in compliance with applicable law by Best Dynamic Services Ltd. (“BDS”) and Joan Sullivan Garrett, individually, and as the authorized signatory to Connemara, LLC (collectively, “Ms. Garrett”), the parties to certain letter agreements dated December 17, 2005 regarding the voting stock of MedAire, Inc., a Nevada corporation (the “Corporation”), copies of which are attached to the Memorandum delivered to you with these Consent Resolutions (the “Shareholder Letter Agreements”).
1. Establishment of Number of Board Members
     RESOLVED, that the number of directors comprising the Corporation’s Board of Directors be established at nine (9).
2. Removal of Current Directors
     WHEREAS, in lieu of a meeting of the shareholders to elect directors of the Corporation, the undersigned desire to (a) remove all of the existing members of the Corporation’s Board of Directors, and (b) nominate and elect the individuals listed below as the directors of the Corporation; be it
     RESOLVED, that each of the directors of the Corporation in office immediately prior to the effective date of these Consent Resolutions (the “Effective Date”) be, and each of them hereby is, removed as a director of the Corporation.
3. Election of New Directors
     RESOLVED, that each of the following individuals is hereby elected to serve as a director of the Corporation, each to hold office until his or her successor is duly elected or until his or her earlier death, resignation or removal:
•	James Allen Williams

•	Gregory J. Bell

•	Sandra Wilkensfield Wadsworth

•	Neil Warren Hickson

•	John Jessup

•	John Gilbert McCormick

•	Joan Sullivan Garrett

•	Terry Giles

•	Dr. Roy Herberger
4. Approval of Corporation’s Execution of Releases

     WHEREAS, in the Shareholder Letter Agreements, the parties agree to prepare and execute further definitive agreements (the “Definitive Agreements”), which will include, among others, (i) mutual release agreements among the parties and certain shareholders (the “Releases”), (ii) a form of employment agreement for Ms. Garrett (the “Garrett Employment Agreement”), and (iii) a form of employment agreement for James E. Lara (the “Lara Employment Agreement”); be it
     RESOLVED, to the extent that the Corporation is made a party to the Releases, the Releases are hereby authorized, ratified and approved.
5. Approval of Corporation’s Execution of Garrett and Lara Employment Agreements
     RESOLVED, that the Garrett Employment Agreement is hereby authorized, ratified and approved; and
     FURTHER RESOLVED, that the Lara Employment Agreement is hereby authorized, ratified and approved.
6. Stipulated Dismissal of Litigation Involving Shareholder Action
     WHEREAS, following execution of the Definitive Agreements and the Effective Date of these Consent Resolutions, it is necessary and desirable to enter into a mutual stipulated dismissal of the Lawsuits defined in the Shareholder Letter Agreements with prejudice and each side bearing its own costs and expenses (the “Stipulated Dismissal”); be it
     RESOLVED, that the Stipulated Dismissal be, and it hereby is, authorized, ratified and approved.
7. Prior Actions Superseded
     WHEREAS, the Corporation received the following actions by written consent of shareholders:
     (a) on October 7, 2005 from legal counsel for Best Dynamic Services Limited (“Best Dynamic”) that enclosed a consent resolution signed by certain holders of the Company’s outstanding voting stock taking action to amend the bylaws of the Corporation to (i) permit holders of ten percent or more of the outstanding stock of the Corporation to call a shareholder’s meeting and (ii) fix the number of directors at nine (the “October Consent”); and
     (b) on November 28, 2005 from legal counsel for a “number of shareholders” in the Corporation, including Best Dynamic that enclosed a consent resolution signed by certain holders of the Company’s outstanding voting stock taking action to remove all of the Corporation’s directors and replace them with a new board of directors (the “November Consent”); and
     WHEREAS, following execution of the Definitive Agreements and the Effective Date of these Consent Resolutions, it is necessary and desirable for these Consent Resolutions to supersede and replace the October Consent and the November Consent (collectively, the “Consents”); be it
     RESOLVED, that each of the Consents be, and each of them hereby is, superseded and replaced in its entirety by these Consent Resolutions.
8. RESOLVED, that the shareholders hereby recommend that the Board, as constituted following effectiveness of these Consent Resolutions, consider amending Section 2 of Article II of the Company’s Amended and Restated Bylaws by deleting the current text of such section in its entirety and replacing it with the following text:
     “2. Special Meetings.
     Special meetings of the stockholders may be called for any purpose or purposes at any time by a majority of the Board, Chairman of the Board, the Chief Executive Officer, the President or holders of at least 10% of the Corporation’s outstanding voting stock. Business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice thereof.”
9. General
     RESOLVED, that the officers of the Corporation, acting either alone or together with any other officer of the Corporation, be, and they hereby are, authorized and directed, in the name and on behalf of the Corporation to (i) do and perform all acts and execute and deliver all documents, instruments, certificates and statements which may be necessary to effectuate the transactions contemplated by these resolutions (in the forms approved by the officers executing the same, such officers’ approval to be conclusively evidenced by such officers’ execution thereof) and (ii) file all certifications, notices, forms, applications and other documents with the appropriate governmental bodies.
10. Execution
     RESOLVED, that these Consent Resolutions may be executed in multiple counterparts, all of which when taken together will constitute one and the same, and the Consent Resolutions may be executed by facsimile signature and upon such execution will have the same force and effect as an original.

BEST DYNAMIC SERVICES LTD.	CONNEMARA, LLC

By:	By:

Name:	Name:

Title:	Title:

Dated:	Dated:

[Additional Signatures to Follow]
Signature Page to Consent Resolutions

By:

Name:

[Print]

Date:

WITNESS:

By:

Name:

[Print]

Date:

Signature Page to Consent Resolutions

[Print Name of Entity]

By:

Name:

Title:

Date:

WITNESS:

By:

Name:

[Print]

Date:

Exhibit 99(B)
EXHIBIT B
Written Consent of Shareholders of
MedAire, Inc.
a Nevada corporation
January 18, 2006
     The undersigned, being the stockholders of Medaire, Inc., a Nevada corporation (the “Company”), holding the right to vote a majority of the shares of the Company’s Common Stock outstanding as of the date first set forth above, hereby waive notice and give their written consent and authorization, in accordance with the provisions of Section 78.320 of the Nevada Revised Statutes, to the adoption of the following resolutions, and the same are hereby adopted:
Sale of Global Doctor Entities
     WHEREAS, the Company’s board of directors has previously approved a non-binding Memorandum of Understanding for the sale of all the Company’s Global Doctor clinic operations to Global Health Care (ACN 108 999 793) represented by David Wai Ming Wong, the Company’s Country Manager for Global Doctor in China (Greg Eaton, the Company’s Managing Director of Global Doctor is also involved in the purchase), and authorized Jim Lara, the Company’s President and Chief Operating Officer, to negotiate and finalize definitive documentation of the transaction;
     WHEREAS, a definitive Purchase and Sale Agreement was drafted by Australian counsel in early December 2005, but final negotiation was stalled and execution was delayed for reasons management believed to be related to the buyer’s concerns over the Company’s ability to obtain appropriate approval for the transaction given the matters raised by ongoing shareholder litigation and the letter agreements entered into on December 17, 2005 by the Company’s two largest shareholders outlining mutual goals and strategies relating to the direction and control of the Company;
     WHEREAS, the board has reviewed a letter from the buyer dated January 16, 2006, which sets forth the buyer’s desire to conclude the transaction subject to a price concession and buyer’s satisfaction that the Company has obtained appropriate board and shareholder approval; and
     WHEREAS, the directors believe that the consummation of this transaction is in the best interests of the Company and its shareholders based on discussion relating to:
(a)	the benefits of a swift sale of the Global Doctor clinic business, including more favorable accounting treatment if completed without significant delay;

(b)	the adequacy of the price;

(c)	the absence of more favorable alternatives; and

1

(d)	the analysis summarized in the Company’s SEC reports, as follows:
     Although Global Doctor has steadily grown its revenue, the entity has been unable to reach the break-even point during the approximately three year period it has been owned and operated by the Company. The Company believes that an on-going preferred provider agreement with the Global Doctor clinics, pursuant to which the Company would direct its clients to the Global Doctor clinics for treatment and the applicable Global Doctor clinic would bill the Company on a per incident basis, would be preferable to owning clinics throughout Asia. This would enable customers to continue to be serviced at the highest levels when traveling in Asia while decreasing the amount of management oversight and cash currently required to operate the clinics. If the entire network of clinics is sold, the Company expects the impact on its go-forward financial statements to be a decrease to revenue of approximately $3.5 million and a decrease to pre-tax loss of approximately $0.5 million on an annual basis.
     WHEREAS, definitive documentation of the transaction has been finalized, copies of which are attached hereto (the “Definitive Transaction Documents”);
     NOW, THEREFORE, BE IT RESOLVED, that the Company’s execution of each of the Definitive Transaction Documents be, and hereby is, authorized, ratified and approved;
     FURTHER RESOLVED, the officers of the Company, acting either alone or together with any other officer of the Company, be, and they hereby are, authorized and directed, in the name and on behalf of the Corporation to (a) do and perform all acts and execute and deliver all documents, instruments, certificates and statements which may be necessary to effectuate the transactions contemplated by these resolutions (in the forms approved by the officers executing the same, such officers’ approval to be conclusively evidenced by such officers’ execution thereof) and (b) file all certifications, notices, forms, applications and other documents with the appropriate governmental bodies; and
     FURTHER RESOLVED, that this Written Consent may be executed in multiple counterparts, all of which when taken together will constitute one and the same, and this Written Consent may be executed by facsimile signature and upon such execution will have the same force and effect as an original.
     The actions approved by this Written Consent shall be effective as of the date 20 days after the Company mails to its shareholders a definitive Schedule 14C covering the actions taken by this Written Consent in accordance with the rules and regulations of the U.S. Securities and Exchange Commission.

BEST DYNAMIC SERVICES LTD.	CONNEMARA, LLC

By:	By:	/s/ Joan Sullivan Garrett

Name:	Name:	Joan Sullivan Garrett

Title:	Title:	Manager

Dated:	Dated:	28 January 2006

2

Exhibit A
Share Sale Agreement

MedAire, Inc
Global Health Care Pty Ltd

Contents

Clause
Number	Heading	Page
1	Interpretation	1

2	Sale of Shares	3

3	Completion and Payments	3

4	Warranties	4

5	Post-Completion Obligations	6

6	Disclosures and Announcements	6

7	Notices	6

8	General Provisions	7

	Annexure 1	11
	Warranties	11

	Annexure 2	12
	Part A — The Vendor and the Sale Shares	12
	Part B — The Company and the Subsidiary Shares	12

	Annexure 3	13
	Preferred Provider Agreement	13

-i-

Date	27 January 2006

Parties	MedAire, Inc of 80 East Rio Salado Parkway, Suite 610, Tempe, Arizona 85281, USA (the Vendor)

Global Health Care Pty Ltd (ACN 108 999 793) of 7 Brandon Street, South Perth, Western Australia, 6151, Australia (the Purchaser)
Recitals
A The Vendor is the legal and beneficial owner of the Sale Shares.

B The Vendor wishes to sell and the Purchaser wishes to purchase the Sale Shares.
Operative provisions
1	Interpretation
Definitions
1.1	In this Agreement, unless the context otherwise requires:
Approval Documentation means evidence reasonably satisfactory to the Purchaser that the Vendor’s execution, delivery and performance of this Agreement, including the sale and purchase of the Sale Shares under this Agreement, has been duly authorized by the Vendor’s board of directors and shareholders.
Books and Records means originals and copies in machine readable or printed form of all registers, books, reports, correspondence, files, records, accounts, documents and other material, in the possession or control of the Vendor or the Company, about or used in connection with the Company.
Business Day means a day that is not a Saturday, Sunday or a public holiday or bank holiday in Perth and Phoenix.
Claim means any claim, cost, damages, debt, expense, tax, goods and services (value added) or similar tax, any related interest, expense, fine, penalty or other charge on any tax, goods and services (value added) or similar tax, or liability, loss, allegation, suit, action, demand, cause of action or proceeding of any kind irrespective of:
(a)	how or when it arises;

(b)	whether it is actual or contingent;

(c)	whether or not it is in respect of legal or other costs, damages, expenses, fees or losses;

(d)	whether or not it is in respect of a breach of trust or of a fiduciary or other duty or obligation; and

(e)	whether or not it arises at law or in any other way.

Company means Global Doctor Pty Limited (ABN 20 007 553 979).
Company Documents means the following Company documents:
(a)	the constitution;

(b)	the common seal and duplicate seals;

(c)	the certificates of incorporation; and

(d)	the Books and Records.
Completion means completion of the sale and purchase of the Sale Shares under this Agreement.
Completion Date means 27 March 2006, or such other date as is agreed by the parties in writing.
Deposit means US$50,000.
Preferred Provider Agreement means the agreement in the form attached as Annexure 3.
Purchase Price means US$1,000,000.
Sale Shares means all of the issued shares in the capital of the Company, as detailed in Part A of Annexure 2.
Subsidiaries means the entities listed in the first column of the table in Part B of Annexure 2.
Subsidiary Shares means the shares (other than the shares of GD Communications) detailed in Part B of Annexure 2.
Third Party Interest means any security interest, lease, license, option, voting arrangement, easement, covenant, notation, restriction, interest under any agreement, interest under any trust, or other right, equity, entitlement or other interest of any nature held by a third party.
US$ means the lawful currency of the United States of America.
Warranties means the representations and warranties made by the Vendor under clause 4.1 and Warranty means any one of them.
Interpretation
1.2	In this Agreement, unless the context otherwise requires:
(a)	a reference:
(i)	to the singular includes the plural and vice versa;

(ii)	to a gender includes all genders;

(iii)	to a document (including this Agreement) is a reference to that document (including any Schedules and Annexures) as amended, consolidated, supplemented, novated or replaced;

(iv)	to an agreement includes any deed, agreement or legally enforceable arrangement or understanding whether written or not;

(v)	to parties means the parties to this Agreement and to a party means a party to this Agreement;

(vi)	to a person (including any party) includes:

(A)	a reference to an individual, company, body corporate, association, partnership, firm, joint venture, trust or government agency as the case requires; and

(B)	the person’s successors, permitted assigns, executors and administrators;
(vii)	to a law:
(A)	includes a reference to any constitutional provision, subordinate legislation, treaty, decree, convention, statute, regulation, rule, ordinance, proclamation, by-law, judgment, rule of common law or equity or rule of any applicable stock exchange;

(B)	is a reference to that law as amended, consolidated, supplemented or replaced; and

(C)	is a reference to any regulation, rule, ordinance, proclamation, by-law or judgment made under that law;
(viii)	to proceedings includes litigation, arbitration and investigation;

(ix)	to a judgment includes an order, injunction, decree, determination or award of any court or tribunal;

(x)	to time is a reference to Perth time;
(b)	headings are for convenience only and are ignored in interpreting this Agreement;

(c)	a warranty, representation, covenant, or obligation given or entered into by more than one person binds them jointly and severally;

(d)	if a period of time is specified and dates from, after or before, a given day or the day of an act or event, it is to be calculated exclusive of that day;

(e)	the word “including” or “includes” means “including but not limited to” or “including without limitation”;

(f)	where a word or phrase is defined, its other grammatical forms have a corresponding meaning; and

(g)	this Agreement must not be construed adversely to a party solely because that party was responsible for preparing it.
2	Sale of Shares
The Vendor agrees to sell the Sale Shares and the Purchaser agrees to purchase the Sale Shares for the Purchase Price, free from all Third Party Interests known to the Vendor.
3	Completion and Payments
Deposit
3.1	On execution of this Agreement, the Purchaser must deliver the Deposit to the Vendor by electronic funds transfer. The Deposit shall be refundable to the Purchaser if the Vendor does not deliver the Approval Documentation to the Purchaser on or before the Completion Date.

Date and place of Completion
3.2	Completion must take place at 80 East Rio Salado Parkway, Suite 610, Tempe, Arizona 85281, USA on the Completion Date, or at such other place as the parties may agree.
Obligations of the parties on Completion
3.3	At Completion:
(a)	the Purchaser must:
(i)	pay the Purchase Price (less the Deposit) to the Vendor by electronic funds transfer; and

(ii)	deliver to the Vendor a counterpart of the Preferred Provider Agreement duly executed by the Purchaser; and
(b)	the Vendor must:
(i)	deliver to the Purchaser:
(A)	transfers of the Sale Shares duly executed by the registered holders in favour of the Purchaser;

(B)	all of the Company Documents in its possession; and

(C)	the executed resignations of each of the directors and secretary of the Company (other than any continuing officers), effective from the close of the meeting referred to in clause 3.3(b)(ii);

(D)	a counterpart of the Preferred Provider Agreement duly executed by the Vendor (or its designee); and
(ii)	cause a meeting of the directors of the Company to be held and to obtain at that meeting:
(A)	approval for registration of the transfers of the Sale Shares subject to payment of any stamp duty;

(B)	cancellation of the existing share certificates for the Sale Shares and the issue of new certificates for the Sale Shares in favour of the Purchaser;

(C)	the appointment of those persons who the Purchaser nominates, and who have consented in writing to act, as directors and secretary of the Company; and

(D)	the resignation of the existing directors and secretaries of the Company.
Non compliance
3.4	If any of the provisions of this clause 3 are not complied with by any party on the Completion Date, the other party may:
(a)	defer Completion to such later date as is agreed by the parties in writing (in which event the provisions of this clause 3.4 will apply to Completion so deferred);

(b)	proceed to Completion so far as is practicable (without prejudice to its remedies under this Agreement including, without limitation, its rights to sue under an indemnity or for breach of warranty); or

(c)	terminate this Agreement by notice to the non-complying party.
4	Warranties
Warranties
4.1	The Vendor represents and warrants to the Purchaser that each statement contained in Annexure 1 is now and will at Completion be true, accurate and not misleading in all material respects.

4.2	Each Warranty is separate and independent and other than as expressly provided is not limited by reference to any other Warranty or provision of this Agreement.
No reliance and waiver by Purchaser
4.3	The Purchaser acknowledges and agrees that:
(a)	in purchasing the Sale Shares, except for the Warranties, it has not relied on any information, representations, warranties, terms, conditions or statements (whether express, implied, written, oral, collateral, statutory or otherwise) concerning the Company or any Subsidiary (collectively Statements) and all such Statements are excluded to the maximum extent permitted by law; and

(b)	it will not make, and waives any right it may have to make, any Claim against Vendor or any of its representatives under any of the Corporations Act 2001, the Australian Securities and Investments Commission Act 2001, the Trade Practices Act (including sections 51A and 52), or the corresponding provision of any other Commonwealth, state or territory enactment of Australia, or any US law (including without limitation any US securities law or Nevada corporations law), for any Statement made in relation to this Agreement or the transactions contemplated by it.
Time limit for Claims
4.4	Any liability of the Vendor under the Warranties will cease 3 months after Completion, except for matters which have been the subject of a bona fide written claim made by the Purchaser to the Vendor before that date and about which legal proceedings are commenced with a Court of competent jurisdiction within 3 months after the end of that 3-month period.
Minimum limit on Claims
4.5	The Vendor will not be liable to the Purchaser for any Claim with respect to a matter unless the amount of the Claim exceeds US$12,000, in which case the Vendor will only be liable for the excess over US$12,000.
Maximum limit on Claims
4.6	The Vendor’s maximum liability to the Purchaser for all breaches of this Agreement (including, without limitation, liability in relation to a Warranty) is US$120,000.
Third party recovery
4.7	If the Purchaser or the Company is entitled to recover any sum (whether by payment, discount, credit or otherwise) from any third party in relation to any matter about which a Claim could be made against the Vendor by the Purchaser, the Vendor is not liable to the Purchaser for that Claim unless:
(a)	the Purchaser makes or causes the Company to make a demand against that third party and diligently pursues that demand to obtain an appropriate remedy for that demand before making any Claim, and any sum recovered will reduce the amount of that Claim; and

(b)	the Purchaser assigns to the Vendor the benefit of any debts, claims or other choses-in-action for which and to the extent that the Vendor has satisfied a Claim by the Purchaser against the Vendors.
Right to reimbursement
4.8	The Purchaser must reimburse to the Vendor an amount equal to any sum paid by the Vendor about any Claim which is subsequently recovered by or paid to the Purchaser by any third party (including any insurer).
Purchaser’s acknowledgement
4.9	The Purchaser acknowledges that the Vendor has not enquired into the accuracy of any information given in this Agreement in relation to GD Communications, that no Warranty is being given in relation to GD Communications and that the Vendor will not be liable to the Purchaser for any Claim in relation to GD Communications.
5	Post-Completion Obligations
Management of Vendor’s clients after Completion
5.1	The parties agree to work with each other in good faith to continue after Completion to coordinate the management of those of the Vendor’s clients which as at Completion have operations in Asia.
Access to information and assistance
5.2	The Purchaser undertakes to provide the Vendor with access to and copies of any of the Books and Records which the Vendor requires for legal, auditing or tax purposes, and to provide the Vendor with such information and assistance as the Vendor or its auditor reasonably requires to comply with any legal or reporting obligations, including any tax filings, or to complete the audit (as it relates to the Company and the Subsidiaries) of the Vendor’s accounts for the calendar year in which Completion occurs.
6	Disclosures and Announcements
Provisions to remain confidential
6.1	A party must not disclose or announce to any person the negotiations leading to this Agreement or the provisions of this Agreement except:
(a)	to those of its employees, officers, professional or financial advisers and bankers as the party reasonably thinks necessary but only on a strictly confidential basis; and

(b)	if disclosure is required by law. The parties acknowledge that Vendor intends to file a copy of this Agreement with the U.S. Securities and Exchange Commission and the Australian Stock Exchange.
Survival of obligations
6.2	This clause 6 will survive termination of this Agreement.

7	Notices
Requirements
7.1	All notices must be in legible writing and in English, and addressed to the recipient at the address or facsimile number set out below or to such other address or facsimile number as that party may notify to the other party:

to the Vendor:

Address:

80 East Rio Salado Parkway, Suite 610, Tempe, Arizona 85281, USA

Attention:

Corporate Secretary

Facsimile no:

480 333 3831,

with a copy to Baker & McKenzie, AMP Centre, Level 27, 50 Bridge Street, Sydney, NSW 2000, Australia, marked to the attention of Steven Glanz to the Purchaser:

Address:

7 Brandon Street, South Perth, Western Australia, 6151, Australia

Attention:

David Wai Ming Wong

Facsimile no:
Receipt
7.2	Without limiting any other means by which a party may be able to prove that a notice has been received by another party, a notice will be deemed to be duly received:
(a)	if sent by hand when left at the address of the recipient;

(b)	if sent by pre-paid post, 3 days (if posted within Australia to an address in Australia) or 10 days (if posted from one country to another) after the date of posting; or

(c)	if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the whole facsimile was sent to the recipient’s facsimile number;
but if a notice is served by hand, or is received by the recipient’s facsimile on a day which is not a business day, or after 5.00 pm on a business day, recipient’s local time, the notice is deemed to be duly received by the recipient at 9.00 am on the first business day after that day.

8	General Provisions
Costs
8.1	Each party must pay its own costs in respect of this Agreement except that the Purchaser must pay all stamp duty and goods and services tax payable on this Agreement, the transfer of the Sale Shares and any other documents or transactions contemplated by this Agreement.
Invalid or unenforceable provisions
8.2	If a provision of this Agreement is invalid or unenforceable in a jurisdiction:
(a)	it is to be read down or severed in that jurisdiction to the extent of the invalidity or unenforceability; and

(b)	it does not affect the validity or enforceability of:
(i)	that provision in another jurisdiction; or

(ii)	the remaining provisions.
Waiver and exercise of rights
8.3	A waiver by a party of a provision or of a right under this Agreement is binding on the party granting the waiver only if it is given in writing and is signed by the party or an officer of the party granting the waiver.

8.4	A waiver is effective only in the specific instance and for the specific purpose for which it is given.

8.5	A single or partial exercise of a right by a party does not preclude another or further exercise of that right or the exercise of another right.

8.6	Failure by a party to exercise or delay in exercising a right does not prevent its exercise or operate as a waiver.
Amendment
8.7	This Agreement may be amended only by a document signed by both parties.
Counterparts
8.8	This Agreement may be signed in counterparts and all counterparts taken together constitute one document.
Further assurances
8.9	Each party must, at its own expense, whenever requested by the other party, promptly do or arrange for others to do everything reasonably necessary to give full effect to this Agreement and the transactions contemplated by this Agreement.
Assignment
8.10	A party must not transfer, assign, create an interest in or deal in any other way with any of its rights under this Agreement without the prior written consent of the other party.
Entire agreement
8.11	This Agreement is the entire agreement of the parties about the subject matter of this Agreement.

Jurisdiction
8.12	Each party irrevocably and unconditionally:
(a)	submits to the non-exclusive jurisdiction of the courts of New South Wales, Australia; and

(b)	waives any claim or objection based on absence of jurisdiction or inconvenient forum.
Governing Law
8.13	This Agreement is governed by the laws of New South Wales, Australia.

Execution
Executed as an agreement.

Signed for and on behalf of MedAire, Inc by its duly authorised representative in the presence of:

/s/ James E. Lara
Signature of witness	Signature of authorised representative

James E. Lara, President & COO 27/01/06
Name of witness (please print)	Name of authorised representative (please print)

Signed by Global Health Care Pty Ltd By a director and secretary/director

/s/ Wai Ming Wong
Signature of director	Signature of secretary/director

Wai Ming Wong
Name of director (please print)	Name of secretary/director (please print)

Annexure 1
Warranties
1	Corporate
Incorporation
1.1	The Company is incorporated under the laws of South Australia, Australia.
Sale Shares
1.2	The Vendor is the legal and beneficial owner of the Sale Shares free of all Third Party Interests known to the Vendor.

1.3	The Sale Shares are fully paid and are all of the issued shares in the capital of the Company.
2	Subsidiary Shares
The Company owns (either directly or through a Subsidiary) or is entitled to the Subsidiary Shares free from all Third Party Interests known to the Vendor.

Annexure 2
Part A — The Vendor and the Sale Shares

Number (and %) of shares held
Company	by Vendor	Class of share
Global Doctor Pty Limited	584,413,039 (100%)	Ordinary
Part B — The Company and the Subsidiary Shares

Number (and %) of
Subsidiary (and jurisdiction of	shares held directly or
incorporation)	indirectly by Company	Class of share
Global Doctor Services Pty Limited (Western Australia)	2 (100%)	Ordinary

Global Doctor Ltd (Samoa)	1,250 (100%)

Global Doctor Ltd (Hong Kong)	1 (100%)

Global Doctor Network Ltd (China)	1 (100%)

PT Global Doctor (Indonesia)	[1,950] (97.5%)

Global Doctor Ltd (Thailand)	50,000 (100%)	Ordinary (24,500 shares) and Preferred (25,500 shares)

GD Communications (Malaysia)	[See Section 4.9]

Annexure 3
Preferred Provider Agreement

Exhibit 99(C)
EXHIBIT C
FORM OF
EMPLOYMENT AGREEMENT
     This Employment Agreement (“Agreement”), effective as of March 1, 2006, is entered into, by and between MedAire, Inc., a Nevada corporation (“MedAire” or the “Company”) and Joan Sullivan Garrett (“Garrett”).
     In consideration of Garrett’s continued employment by MedAire, the additional employment benefits described in Section 3 below and throughout this Agreement, and the other promises set forth below, the sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Duties. MedAire agrees to employ Garrett as the Chairman of its Board of Directors (the “Board”) under the terms of this Agreement, and Garrett accepts such employment under the terms of this Agreement. During the term of this Agreement, Garrett shall serve as Chairman of the Board. In addition to the duties of the Chairman of the Board as specified in MedAire’s Bylaws, Garrett shall be responsible for the representation and promotion of MedAire’s brand to customers, government authorities, the medical community and other stakeholders. Garrett will further assist in formulating the strategic vision of the Company and shall assume such other duties and responsibilities as the Board may prescribe consistent with the duties of a chairman of a company of the size and nature of MedAire, but Garrett will not have any day-to-day management responsibility. During the term of this Agreement, Garrett agrees that she shall maintain loyalty to MedAire; shall take no action that would be injurious of MedAire’s interests; and will comply with all rules, policies and regulations of MedAire.
     2. Employment Period.
          (a) Initial Term: Garrett shall be employed by MedAire from March 1, 2006 to February 28, 2010 (the “Term”). Garrett’s employment may not be terminated by the Company under any circumstances, but the Board may elect to put Garrett on garden leave for the duration of the Term, during which time Garrett will continue to receive all base salary, benefits and perquisites for the remainder of the Term under this Agreement. Garrett may elect to go on garden leave for the remainder of the Term for purposes of this Section 2(a) as a result of a significant and material diminution in her position, duties or responsibilities, or the assignment to her of duties and responsibilities inconsistent with the position of Chairman of the Board; provided, however, that Garrett must provide to the Company written notice of such diminution and provide to the Company a three-week period of time to cure such perceived or actual diminution.
          (b) Death or Disability: The term of this Agreement shall not expire upon Garrett’s death or disability. However, in the event of Garrett’s death or disability, such event shall be treated as if the Board had placed Garrett on garden leave for the duration of the Term, during which time Garrett and/or her eligible dependents, or to the extent appropriate, her representative will continue to receive all base salary, benefits and perquisites for the remainder of the Term under this Agreement. For purposes of this Subsection 2(b), Garrett shall be deemed disabled if due to Garrett’s physical or mental condition and with reasonable accommodation to the extent required under the Americans With Disabilities Act, she is unable to perform, on a full-time basis, the regular activities of her employment for (i) a period exceeding six (6) consecutive months, or (ii) a total of 28 weeks during any consecutive 12-month period; provided that authorized vacations or other leaves of absence shall not be counted. The date of the disability shall be the date on which the earlier of the requirements stated in (i) or (ii) of this Subsection 2(b) are satisfied
          (c) Election Under Section 409A. For purposes of Section 409A Internal Revenue Code, as amended (“Section 409A”), Garrett hereby elects to receive, and the Company hereby agrees to pay, each amount payable under this Agreement at the times, and on the terms and conditions, set forth herein.
          (d) Notwithstanding the foregoing, if Section 409A would impose any additional tax on payments within the first six months following Garrett’s separation from service, such payments shall be delayed to the minimum extent necessary to avoid such additional tax. Any delayed payments shall be paid in a lump sum at the completion of such six-month period. However, if it becomes necessary to delay payments for health benefits, MedAire shall take such actions as are necessary to ensure that continued coverage is available to Garrett and shall pay or reimburse Garrett for, as appropriate, all deferred payments after the deferral period.
     3. Compensation, Benefits And Expenses.
          (a) Salary: During the Term of this Agreement, MedAire shall pay Garrett a base salary of Two Hundred Forty Five Thousand Nine Hundred Ninety Nine Dollars and 78/100 Cents ($245,999.78) per year, subject to applicable withholdings, and payable in accordance with MedAire’s payroll practices in effect from time to time. Compensation will be reviewed from time to time, and shall be increased from time to time in a manner consistent with other MedAire executive salaries, but may not be decreased.
          (b) Incentive Compensation: Garrett shall be eligible to participate in the MedAire Bonus Plan for Senior Managers with the exception of the equity awards. This incentive compensation program is as defined and approved by the Board on an annual basis.
          (c) Benefits: MedAire shall provide Garrett additional benefits at levels comparable or above those existing in December 2005, consisting of health insurance, long term disability insurance coverage (up to $10,000 per month benefit), Company term life insurance up to $100,000, plus supplemental term life insurance of $140,000, and a separate term life insurance policy of $500,000, all with Garrett having the right to name the beneficiaries of such policies. In addition, MedAire shall provide Garrett with six (6) weeks per year of paid vacation (with no carry over of unused vacation time from year to year). The Company shall reimburse all legitimate business expenses of Garrett, including travel and entertainment expenses, and phone expenses in accordance with Company policy. The Company shall also pay up to $50,000 each calendar year for dues, plus reasonable expenses, relating to Garrett’s public service, industry and community boards and activities.

2

          (d) Automobile Lease and Subsequent Allowance: Until expiration of the existing automobile lease that MedAire has been providing to Garrett, MedAire shall continue to provide Garrett the automobile leased by the Company for her as of the date hereof, including maintenance, taxes and insurance, all at no charge to her. From and after termination of the existing lease, MedAire shall provide Garrett an automobile allowance equal to Nine Hundred Fifty Dollars and No Cents ($950.00) per month during the Term.
     4. Disclosure of Information. During the course of her employment, Garrett will become exposed to a substantial amount of confidential and proprietary information concerning MedAire and its operations, including, but not limited to financial information, annual reports, audited and unaudited financial reports, operational budgets and strategies, methods of operation, patient lists, patient treatment information, strategic plans, business plans, marketing plans and strategies, new business strategies, merger and acquisition strategies, management systems programs, computer systems, personnel and compensation information and payroll data, and other such reports, documents or information (collectively, the “Confidential Information”). Garrett acknowledges that the Confidential Information is the property of MedAire and a valuable business asset, which MedAire wishes to keep secret to protect its legitimate business interests. Accordingly, Garrett promises that, during the Term and after the expiration thereof, for any reason or no reason, she will not use the Confidential Information for the benefit of herself or any other party other than MedAire, and that she will not disclose the Confidential Information to any third party, in whole or in part, in any manner either directly or indirectly. Garrett further agrees that, following the expiration of the Term, she will not make or retain copies of the Confidential Information in any form or manner whatsoever (including computer printouts, computer tapes, floppy disks, CD roms, etc.) that continues to be material to MedAire. The Company acknowledges that Garrett, as founder of MedAire, has a number of historical materials that may have been Confidential Information or may still be Confidential Information but are no longer material to the business of MedAire and that it would be burdensome on Garrett to destroy or otherwise deal with such materials. Accordingly, she may retain such materials, but agrees not to disclose them to third parties to the extent they remain Confidential Information without MedAire’s consent. Excluded from this Agreement is information that is or becomes known to the general public through no act or omission by Garrett or that the Board of Directors of MedAire provides prior written consent to be disclosed. The provisions of this Section 4 shall survive termination of this Agreement.
     5. Restrictions.
          (a) Definitions. For purposes of this Agreement, the following terms shall have the following meanings:
          (b) “Restricted Field” means the business of providing medical and/or security assistance services and complementary education services and equipment to the travel assistance industry (including, but not limited to the following markets; business aviation, commercial aviation, private maritime, commercial maritime, business traveler and the federal government). The Company is in the business of providing these services and products, in the Business Territory, to entity clients, but not to individual clients. Notwithstanding the foregoing, “Restricted Field” shall not include the following: Emergency response planning, training and consulting (‘Consulting”) services for high net worth individuals and their families, for personal

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and individual needs (and not that of any entity or business) (the “High Net Worth Individuals”), provided that such consulting services does not compete with the business of the Company as of the date of this Agreement.
          (c) “Non-Competition Period” means the Term.
          (d) “Business Territory” means the entire world.
          (e) “Non-Solicitation Period” means the Term.
          (f) Non-Competition Obligations. Garrett acknowledges the substantial amount of time, money, and effort that the Company has spent and will spend in developing its products and other strategically important information (including Confidential Information), and agrees that during the Non-Competition Period, provided that MedAire is not in material default of its obligations to pay any base salary, benefits or perquisites due her (after written notice from Garrett to the Company and a three-week period to cure), Garrett will not, alone or with others, directly or indirectly, as an employee, agent, consultant, advisor, owner, manager, lender, officer, director, employee, partner, stockholder, or otherwise, engage in any Restricted Field activities in the Business Territory, nor have any such relationship with any person or entity that engages in Restricted Field activities in the Business Territory; provided, however, that nothing in this Agreement will prohibit Garrett from owning a passive investment of less than one percent of the outstanding equity securities of any company listed on any national securities exchange or traded actively in any national over-the-counter market so long as Garrett has no other relationship with such company in violation of this Agreement. In the event of a breach by Garrett of Subsections 5(f) – (h), the term of such covenants will be extended by the period of the duration of such breach.
          (g) Agreement Not to Solicit Customers. Garrett agrees that during the Non-Solicitation Period, provided that MedAire is not in material default of its obligations to pay any base salary, benefits or perquisites due her (after written notice from Garrett to the Company and a three-week period to cure), Garrett will not, either directly or indirectly, on Garrett’s own behalf or in the service or on behalf of others, solicit, divert, or appropriate, or attempt to solicit, divert, or appropriate, to any business that engages in Restricted Field activities in the Business Territory any customer of the Company provided that customers shall not include High Net Worth Individuals for whom Garrett seeks to provide consulting services (as set forth in Section 5(b) above).
          (h) Agreement Not to Solicit Employees. Garrett agrees that during the Non-Solicitation Period, provided that MedAire is not in default of its obligations to pay any base salary, benefits or perquisites due her (after written notice from Garrett to the Company and a three-week period to cure), Garrett will not, either directly or indirectly, on Garrett’s own behalf or in the service or on the behalf of others solicit, divert, or hire away, or attempt to solicit, divert, or hire away any person then employed by the Company, nor encourage anyone to leave the Company’s employ. Notwithstanding the foregoing, it shall not be a violation of this Section 5 for Garrett to solicit or hire the services of Steve Holstein to assist her in connection with her authoring and publication of a book, provided that his services do not materially interfere with his duties to MedAire.

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          (i) Non-Disparagement. Garrett agrees that during the Term and thereafter, she will not, either directly or indirectly, disparage, defame, or besmirch the reputation, character, or image of the Company or its products, services, shareholders, employees, directors, or officers.
          (j) Reasonableness. Garrett and the Company agree that the covenants set forth in this Agreement are appropriate and reasonable when considered in light of the nature and extent of the Company’s business. Garrett further acknowledges and agrees that (i) the Company has a legitimate interest in protecting the Company’s business activities and its current, pending, and potential Confidential Information; (ii) the covenants set forth herein are not oppressive to Garrett and contain reasonable limitations as to time, scope, geographical area, and activity; (iii) the covenants do not harm in any manner whatsoever the public interest; (iv) Garrett’s chosen profession, trade, or business is in healthcare services (the “Profession”) (v) the Restricted Field is only a very small or limited part of the Profession, and Garrett can work in many different jobs in Garrett’s Profession besides those in the Restricted Field; (vi) the covenants set forth herein do not completely restrain Garrett from working in Garrett’s Profession, and Garrett can earn a livelihood in Garrett’s Profession without violating any of the covenants set forth herein; (vii) Garrett has received and will receive substantial consideration for agreeing to such covenants, including without limitation the consideration to be received by Garrett under this Agreement; (viii) if Garrett were to work for a competing company that engages in activities in the Restricted Field, there would be a substantial risk that Garrett would inevitably disclose Confidential Information to that company; (ix) the Company competes with other companies that engage in Restricted Field Activities in the Business Territory, and if Garrett were to engage in prohibited activities in the Restricted Field within the Business Territory, it would irreparably harm the Company; (x) the Company expends considerable resources on hiring, training, and retaining its employees and if Garrett were to engage in prohibited activities during the Non-Solicitation Period, it would irreparably harm the Company; (xi) the Company expends considerable resources acquiring, servicing, and retaining its Customers and if Garrett were to engage in prohibited activities during the Non-Solicitation Period, it would irreparably harm the Company; and (xii) in the event of any breach of the covenants in this Section 5, money damages will not sufficiently compensate the Company for its injury cause thereby, and the remedy at law for any such breach or threatened breach of any of such covenants will be inadequate.
     6. Arbitration. Any controversy or claim between the parties to this Agreement, arising out of the employment relationship, or claims of employment discrimination, shall be resolved through arbitration administered by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof; provided, however, that in the event of any breach or threatened breach by Garrett, the Company will have the right to a restraining order and injunction, both temporary and permanent, enjoining and restraining any such breach or threatened breach. Such injunctive relief will be in addition to any other remedies available to the Company at law or in equity.
     7. Assignment. Garrett understands and agrees that her obligations under this Agreement are personal in nature and, as a result, Garrett may not assign her rights or delegate her duties under this Agreement. MedAire may not assign any of its rights or obligations under

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this Agreement to any person or entity without notice to, and the consent of, Garrett and any attempted assignment shall be void.
     8. Miscellaneous.
          (a) Controlling Law, Venue: This Agreement shall be construed and enforced in accordance with the laws of the State of Arizona. The parties agree that the proper venue for any dispute arising out of or relating to this Agreement shall exist only in either of the two following forums: (i) Arizona Superior Court, Maricopa County; (ii) United States District Court for the District of Arizona, Phoenix Division.
          (b) Voluntary Agreement: Garrett represents and warrants that she has been afforded a reasonable opportunity to review this Agreement and discuss it with an attorney of her choice. Garrett represents and warrants that she fully understands the terms and conditions specified in the Agreement, and that she knowingly and voluntarily enters into this Agreement.
          (c) Integration: This Agreement is the entire understanding between the parties and supersedes all other prior written or oral agreements, representations or implied promises, including, without limitation, the Employment and Severance Agreement, by and between the Company and Garrett, dated effective as of December 18, 2000.
          (d) Modification or Waiver: The provisions of this Agreement may not be waived or modified, unless in writing and signed by both parties.
          (e) Counterparts: This Agreement may be executed in counterparts, each of which constitute an original document, and all of which constitute a single document.
          (f) Severability: If for any reason any provision of this Agreement is determined by a court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable, its invalidity shall not affect the validity and effect of the other provisions herein.
          (g) No Waiver For Delay: Any party’s delay in exercising any right or remedy under this Agreement shall not: (i) impair any right or remedy which the party may have; or (ii) be construed as a waiver of any such right or remedy under this Agreement, unless specifically waived by the party in writing. Further, any party’s waiver of any breach or default under this Agreement shall not be a waiver of any other or subsequent breach or default committed by the other party, or of the continuance of the same breach or default after any written notice demanding strict performance.
          (h) Notices: All communications required by or given in connection with this Agreement shall be in writing and deemed given and received if: (i) personally delivered, on the date of delivery; (ii) if mailed, three (3) days after deposit in the U.S. mail, registered or certified, return receipt requested, postage prepaid and addressed as provided below; or (iii) if by a courier delivery service providing overnight or “next-day” delivery, on the next business day after deposit with such service, addressed as follows:

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If to Employer:	MedAire, Inc.
80 East Rio Salado Parkway
Suite 610
Tempe, AZ 85281
Attn: Chairman, Compensation
Committee of the Board of Directors

With a copy to:	Osborn Maledon, P.A.
2929 N. Central Avenue
Suite 2100
Phoenix, AZ 85012
Attn: Thomas H. Curzon, Esq.

If to Employee:	Joan Sullivan Garrett
2448 Squawbush
Phoenix, AZ 85048

With a copy to:	Quarles & Brady LLP
Renaissance One
Two N. Central Avenue
Phoenix, AZ 85004-2391
Attention: P. Robert Moya, Esq.
          (i) Attorneys’ Fees: It is the intent of the Company that Garrett not be required to incur the legal expenses associated with (i) the interpretation of any provision in, or obtaining of any right or benefit under, this Agreement or (ii) the enforcement of her rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to Garrett hereunder. Accordingly, the Company irrevocably authorizes Garrett from time to time to retain counsel of her choice, at the reasonable expense of the Company as hereafter provided, to represent Garrett in connection with the interpretation or enforcement of this Agreement, including the initiation or defense of any litigation or other legal action, whether by or against the Company or any Director, officer stockholder or any other person affiliated with the Company, in any jurisdiction; provided, however, that notwithstanding anything herein to the contrary, in no event shall the Company be responsible for or obligated to pay any expenses greater than $25,000 in the aggregate pursuant to this Section 8(i).
          (j) Currency References: All references to currency in this Agreement are made with respect to U.S. Dollars.
[Signature Page to Follow]

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     IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized representative or herself, as applicable, and entered into this Agreement, on the         day of                     , 2006, to be deemed effective as of March 1, 2006.

MEDAIRE, INC.

By:

JOAN SULLIVAN GARRETT
Its:

Exhibit 99(D)
EXHIBIT D
FORM OF
EMPLOYMENT AGREEMENT
     This Employment Agreement (“Agreement”), effective as of January 1, 2006, is entered into, by and between MedAire, Inc., a Nevada corporation (“MedAire” or the “Company”) and James E. Lara (“Lara”).
     In consideration of Lara’s continued employment by MedAire, the additional benefits described below, and the other promises set forth below, the sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Duties. MedAire agrees to employ Lara as its President and Chief Operating Officer under the terms of this Agreement, and Lara accepts such employment under the terms of this Agreement. During the term of this Agreement, Lara agrees to devote his best efforts and entire business time to furthering the interests of MedAire; to devote the necessary time and attention to his duties; and to perform such duties to the best of his abilities. During the term of this Agreement, Lara agrees that he shall maintain loyalty to MedAire; shall take no action that would be injurious of MedAire’s interests; and will comply with all rules, policies and regulations of MedAire. See Exhibit A for description of Lara’s duties as President and Chief Operating Officer.
     2. Employment Period.
          (a) Initial Term: Lara shall be employed by MedAire from November 23, 2004 to December 31, 2007 (the “Initial Term”), unless sooner terminated in accordance with the terms of this Agreement. Lara’s employment may not be terminated by the Company under any circumstances. However, at any time, the Board may elect to put Lara on garden leave for 12 months, during which time Lara will continue to receive all base salary, benefits and perquisites for such 12 month period. At the end of such 12 month garden-leave period, Lara’s employment shall terminate and all obligations to Lara shall terminate. Lara’s rights under COBRA shall commence at the completion of a garden leave period.
          (b) Automatic Renewal: This Agreement will be renewed automatically for additional one (1) year periods (each a “Renewal Term”), unless either party serves written notice of an intent not to renew this Agreement at least six (6) months before the end of the Initial Term or any subsequent Renewal Term.
          (c) Good Cause. Lara may elect to go on garden leave for purposes of Section 2(a) as a result of a significant and material diminution in his position, duties or responsibilities, or the assignment to him of duties and responsibilities inconsistent with the position of President and Chief Operating Officer (“Good Cause”); provided, however, that Lara must provide to the Company written notice of such diminution and provide to the Company a three week period of time to cure such perceived or actual diminution. In connection with certain actions taken by Company shareholders, Lara has been made aware that he may be vacating his seat on the Company’s Board of Directors and may be reporting to a new Chief Executive Officer in the immediate future, neither of which are considered by Lara or the Company as Good Cause that allows Lara to elect to go on garden leave.
          (d) Death or Disability: The term of this Agreement shall not expire upon Lara’s death or disability. However, in the event of Lara’s death or disability, such event shall be treated as if the Board had placed Lara on garden leave for 12 months, during which time Lara, and or his eligible dependents, or to the extent appropriate, his representative will continue to receive all base salary, benefits and perquisites for such 12 month garden leave period. For purposes of this Subsection 2(d), Lara shall be deemed disabled if due to Lara’s physical or mental condition and with reasonable accommodation to the extent required under the Americans With Disabilities Act, he is unable to perform, on a full-time basis, the regular activities of his employment for (i) a period exceeding three (3) consecutive months, or (ii) a total of 14 weeks during any consecutive 12-month period; provided that authorized vacations or other leaves of absence shall not be counted. The date of the disability shall be the date on which the earlier of the requirements stated in (i) or (ii) of this Subsection 2(d) are satisfied.
          (e) Election Under Section 409A. For purposes of Section 409A Internal Revenue Code, as amended (“Section 409A”), Lara hereby elects to receive, and the Company hereby agrees to pay, each amount payable under this Agreement at the times, and on the terms and conditions, set forth herein.
          (f) Savings Clause. Notwithstanding the foregoing, if Section 409A would impose any additional tax on payments within the first six months following placement of Lara on garden leave, such payments shall be delayed to the minimum extent necessary to avoid such additional tax. Any delayed payments shall be paid in a lump sum at the completion of such six-month period. However, if it becomes necessary to delay payments for health benefits, MedAire shall take such actions as are necessary to ensure that continued coverage is available to Lara and shall pay or reimburse Lara for, as appropriate, all deferred payments after the deferral period.
     3. Compensation, Benefits And Expenses.
          (a) Salary: During the Initial Term of this Agreement, MedAire shall pay Lara a base salary of Two Hundred Ten Thousand Dollars and No Cents ($210,000.00) per year, subject to applicable withholdings, and payable in accordance with MedAire’s payroll practices in effect from time to time. Compensation will be reviewed from time to time, and may be increased, but may not be decreased.
          (b) Incentive Compensation: Commencing with the Initial Term, Lara shall be eligible to participate in the MedAire Bonus Plan for Senior Managers with the exception of the equity awards. This incentive compensation program is as defined and approved by the Board on an annual basis.
          (c) Benefits: MedAire shall provide Lara all benefits, including health insurance, life insurance up to $100,000 effective January 1, 2006, and vacation (per

MedAire’s policy vacation is currently set at three (3) weeks per year) which MedAire in its sole and absolute discretion may, from time to time, provide to its employees of Lara’s classification.
          (d) Automobile Allowance: MedAire shall provide Lara an automobile allowance equal to Five Hundred Dollars and No Cents ($500.00) per month.
     4. Disclosure of Information. During the course of his employment, Lara will become exposed to a substantial amount of confidential and proprietary information concerning MedAire and its operations, including, but not limited to financial information, annual reports, audited and unaudited financial reports, operational budgets and strategies, methods of operation, patient lists, patient treatment information, strategic plans, business plans, marketing plans and strategies, new business strategies, merger and acquisition strategies, management systems programs, computer systems, personnel and compensation information and payroll data, and other such reports, documents or information (collectively, the “Confidential Information”). Lara acknowledges that the Confidential Information is the property of MedAire and a valuable business asset, which MedAire wishes to keep secret to protect its legitimate business interests. Accordingly, Lara promises that, during the term of his employment with MedAire and after the expiration or termination thereof, for any reason or no reason, he will not use the Confidential Information for the benefit of himself or any other party other than MedAire, and that he will not disclose the Confidential Information to any third party, in whole or in part, in any manner either directly or indirectly. Lara further agrees that, following the expiration or termination of his employment with MedAire, for any reason or no reason, he will not make or retain copies of the Confidential Information in any form or manner whatsoever (including computer printouts, computer tapes, floppy disks, CD roms, etc.). Excluded from this Agreement is information that is or becomes known to the general public through no act or omission by Lara or that the Chief Executive Officer of MedAire provides prior written consents to be disclosed. The provisions of this Section 4 shall survive termination of this Agreement.
     5. Non-Competition. During the Term and for a period of two (2) years thereafter, Lara shall not, directly or indirectly, alone or as a partner, joint venturer, officer, director, member, employee, consultant, agent, independent contractor or stockholder, own, manage, operate, control, be employed by, engage or participate in any manner in any business or entity engaged in competition with any aspect of MedAire’s business as conducted or as contemplated to be conducted at any time during the term of this Agreement. The provisions of this Section 5 shall survive termination of this Agreement.
     6. Arbitration. Any controversy or claim between the parties to this Agreement, arising out of the employment relationship, or claims of employment discrimination, shall be resolved through arbitration administered by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof; provided, however, that in the event of any breach or threatened breach by Lara for which the arbitrator or a court having jurisdiction determines the Company would suffer irreparable harm for which money damages would be inadequate, the Company will have the right to seek and the arbitrator or court having jurisdiction shall have the right to award a restraining order and injunction, both temporary and permanent, enjoining and restraining any such breach or threatened breach. Such injunctive relief will be in addition to any other remedies available to the Company at law or in equity.
     7. Assignment. Lara understands and agrees that his obligations under this Agreement are personal in nature and, as a result, Lara may not assign his rights or delegate his duties under this Agreement. Lara further understands and agrees that MedAire may assign all of its rights and obligations under this Agreement to any person or entity without notice to, or the consent of, Lara.
     8. Miscellaneous.
          (a) Controlling Law, Venue: This Agreement shall be construed and enforced in accordance with the laws of the State of Arizona. The parties agree that the proper venue for any dispute arising out of or relating to this Agreement shall exist only in either of the two following forums: (i) Arizona Superior Court, Maricopa County; (ii) United States District Court for the District of Arizona, Phoenix Division.
          (b) Voluntary Agreement: Lara represents and warrants that he has been afforded a reasonable opportunity to review this Agreement and discuss it with an attorney of his choice. Lara represents and warrants that he fully understands the terms and conditions specified in the Agreement, and that he knowingly and voluntarily enters into this Agreement.
          (c) Integration: This Agreement is the entire understanding between the parties and supersedes all other prior written or oral agreements, representations or implied promises, including, without limitation, the Employment Agreement, by and between the Company and Lara, dated effective as of November 23, 2004.
          (d) Modification or Waiver: The provisions of this Agreement may not be waived or modified, unless in writing and signed by both parties.
          (e) Counterparts: This Agreement may be executed in counterparts, each of which constitute an original document, and all of which constitute a single document.
          (f) Severability: If for any reason any provision of this Agreement is determined by a court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable, its invalidity shall not affect the validity and effect of the other provisions herein.
          (g) No Waiver For Delay: Any party’s delay in exercising any right or remedy under this Agreement shall not: (i) impair any right or remedy which the party may have; or (ii) be construed as a waiver of any such right or remedy under this Agreement, unless specifically waived by the party in writing. Further, any party’s waiver of any breach or default under this Agreement shall not be a waiver of any other or subsequent breach or default committed by the other party, or of the continuance of the same breach or default after any written notice demanding strict performance.
          (h) Notices: All communications required by or given in connection with this Agreement shall be in writing and deemed given and received if: (i) personally delivered, on the date of delivery; (ii) if mailed, three (3) days after deposit in the U.S. mail, registered or certified, return receipt requested, postage prepaid and addressed as provided below; or (iii) if by a courier delivery service providing overnight or “next-day” delivery, on the next business day after deposit with such service, addressed as follows:

If to Employer:	MedAire, Inc.
80 East Rio Salado Parkway
Suite 610
Tempe, AZ 85281
Attn: Chief Executive Officer

With a copy to:	Osborn Maledon, P.A.
2929 N. Central Avenue
Suite 2100
Phoenix, AZ 85012
Attn: Thomas H. Curzon, Esq.

If to Employee:	James E. Lara
1620 E. Silverwood Dr.
Phoenix, AZ 85048

With a copy to:	Quarles & Brady LLP
Renaissance One
Two N. Central Avenue
Phoenix, AZ 85004-2391
Attention: P. Robert Moya, Esq.
          (i) Attorneys’ Fees: If any litigation occurs pursuant to this Agreement or Lara’s employment, the non-prevailing party shall pay the prevailing party’s reasonable attorneys’ fees and costs.
          (j) Currency References: All references to currency in this Agreement are made with respect to U.S. Dollars.

          IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized representative or himself, as applicable, and entered into this Agreement, on the          day of                     , 2006, to be deemed effective as of January 1, 2006.

MEDAIRE,	INC.

By:

JAMES E. LARA
Its:

EXHIBIT A
MEDAIRE JOB DESCRIPTION: PRESIDENT / CHIEF OPERATING OFFICER

Job Title: President/Chief Operating Officer	Author: J. Straty
Department: Administration	Approved by J. Lara
FLSA Status: Exempt	Revision Date 11/2004
Salary Grade: N/A
EEO Classification: 1
SUMMARY
Directs and coordinates the activities of the organization in accordance with policies, goals, and objectives established by the Chief Executive Officer and Board of Directors. Ensures the achievement of short and long-term goals for all operations, human resources, financial performance, and growth.
ESSENTIAL DUTIES AND RESPONSIBILITIES
•	Leads strategic planning process to identify and exploit markets and products/services providing optimized growth and profit opportunities.

•	Drives the process management development effort to achieve the most efficient and effective possible operations companywide. Oversees the development, implementation, and monitoring of systems, policies and operational business plans, strategies, and controls that support the strategic direction of the organization.

•	Manages staff to achieve objectives in the strategic plan ensuring effective and efficient alignment of staff, resources, and communications. Recruits top management personnel.

•	Drives operational processes, measurements, and efficiencies to ensure optimization of financial and operational results. Drives the annual business planning process and the process for reviewing performance against the plan.

•	Leads customer needs and satisfaction assessment activities to ensure alignment of corporate goals with customer expectations and product/service delivery results.

•	Serves as an officer of the company subject to the ByLaws of the company.

•	Ensures effective communications is maintained with the Board of Directors and the Board’s committees. Bring to the Board all actions requiring Board attention and carry out fully all Board approved actions.

•	Maintains effective ongoing communications with the Chairman. Assists the Chairman by identifying opportunities to coordinate her actions to achieve the strategic and annual plan. Informs and consults with the Chairman regularly to ensure consistency of the actions of the Chairman and President.

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•	Assists in the investor relations process by developing effective messages and assisting in presentations. Responds to investor questions.

•	Leads ISO 9001-2000 efforts.

•	Other duties as assigned.
QUALIFICATIONS
•	Bachelor’s degree or equivalent; Master’s degree preferred.

•	Minimum 15 years progressively responsible business management and/or financial management experience.

•	Demonstrated competency in a senior leadership role in a successful public company.

•	Demonstrated expertise with strategic plan development and implementation, financial analysis, and operational metrics.

•	Demonstrated effective strong leadership and management skills.

•	Proven effective communication skills, including but not limited to verbal and written skills and the ability to deliver persuasive group presentations.

•	Proven aptitude to conduct effective analysis, exercise excellent judgment and make superior decisions.

•	Proven competency with the use of various systems and software programs.

•	Proven effective interpersonal, problem solving, and decision making skills.
PHYSICAL DEMANDS
•	Must be able to operate a personal computer.
WORK ENVIRONMENT
•	General office environment; noise level is usually moderate.

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Exhibit 99(E)
EXHIBIT E
FORM OF
Shareholders Agreement
     This Shareholders Agreement (this “Agreement”) is made and entered into as of this ___ day of January, 2006 (the “Effective Date”), by and among Best Dynamic Services Limited, a corporation organized under the laws of the British Virgin Islands (“BDS”), Connemara, L.L.C., an Arizona limited liability company (“Connemara”), and Joan Sullivan Garrett (“Garrett”).
Recitals
     A. BDS and Connemara are owners of the following number of shares of common stock, $0.001 par value per share, of MedAire, Inc., a Nevada corporation (the “Company”):

Shareholder	Shares
Connemara	18,676,065
BDS	13,058,149
     B. Garrett is the sole manager of, and is the sole authorized signatory for, Connemara, and, in such capacities, Garrett has the sole right and power to control the ownership, disposition, and voting of shares of stock of the Company owned by Connemara.
     C. BDS, Connemara, and Garrett entered into two letter agreements dated December 17, 2005, copies of which are attached as Exhibit A, which contain certain agreements and understandings with respect to Garrett’s employment with the Company, the ownership, disposition, and voting of the shares of stock of the Company owned by BDS and Connemara as of the Effective Date, any other shares of stock of the Company acquired after the Effective Date by BDS, Connemara, and Garrett, and various other matters (the “Letter Agreements”).
     D. This Agreement is entered into pursuant to the terms of the Letter Agreements, and the parties desire to enter into this Agreement knowing that it is in their best interests, as well as in the best interest of the Company and its shareholders.
     In consideration of the foregoing premises and mutual covenants set forth in this Agreement, the parties agree as follows:
Agreement
     1. Definitions.
          (a) “Affiliate” means with respect to any Person (i) any officer, director, manager, general partner, trustee, family member, or family trust of such Person; (ii) any Person directly or indirectly owning, controlling, or holding with power to vote fifty percent (50%) or more of the outstanding voting securities, partnership interests, limited liability company interests, or other equity interests of such Person or such other Person; (iii) any Person fifty percent (50%) or more of whose outstanding voting securities, partnership interests, limited liability company interests, or other equity interests are directly or indirectly owned, controlled, or held with power to vote by such Person; (iv) any corporation, partnership, limited liability company, trust, or other entity, directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with such Person; and (v) any officer, director, manager, general partner, trustee, or beneficiary of any entity described in clauses (i) through (iv). For purposes of this definition and this Agreement, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person or group of Persons, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, partnership interests, limited liability company interests, or other interests, or by contract or otherwise.
          (b) “Person” means any individual and any legal entity.
          (c) “Pre-Determined Purchase Price” means a cash purchase price per share of common stock, $0.001 par value per share, of the Company equal to the greater of (i) the average weighted quoted price over the previous ninety (90) calendar days, or (ii) the last annual audited stated EBITDA per share, multiplied by seven and one-half (7.5). The EBITDA per share will be determined by the Company’s independent accountants on a fully-diluted basis employing the assumption that all vested and exercisable rights to acquire Shares have been exercised in accordance with the applicable terms and conditions.
          (d) “Shares” means shares of common stock, $0.001 par value per share, of the Company and any other shares of the Company’s capital stock presently owned or which may hereafter be acquired by a party to this Agreement, whether directly or indirectly through an Affiliate of such party. The term Shares will include warrants, options, and other rights to subscribe for or purchase any additional Shares and other securities convertible into Shares, and all provisions will be interpreted by assuming that all of the foregoing have been exercised, subscribed for, or converted, as the case may be, each in accordance with the applicable terms and conditions.
          (e) “Shareholder(s)” means BDS, Connemara, and Garrett.
          (f) “Transfer” means to sell, assign, transfer, give, donate, pledge, deposit, alienate, bequeath, devise, permit to pass pursuant to any proceedings involving the dissolution of a marriage, or otherwise encumber or dispose of, in any way or manner whatsoever.
     2. Prohibited Transactions.
          (a) Voting of Shares. Notwithstanding anything to the contrary in this Agreement, each Shareholder agrees that such Shareholder and the Affiliates under the Shareholder’s control will abstain from voting its Shares in a manner that is inconsistent with the terms and intent of the Letter Agreement without the prior written consent of each of the other

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Shareholders, which consent may be given or withheld at the sole and absolute discretion of each such other Shareholder.
          (b) Transfers of Connemara. Except as provided in Section 3(b), during the five (5) years following the Effective Date, without the prior written consent of BDS, which consent may be given or withheld in the sole and absolute discretion of BDS, Connemara may not Transfer the whole or any part of any ownership interest of Connemara or otherwise take any action which would, or with the passage of time could, result in the failure of Garrett to remain the sole manager of, and the sole authorized signatory for, Connemara, including, without limitation, the sole right and power to control the ownership, disposition, and voting of the Shares owned by Connemara.
     3. Restriction on Transfers of Shares.
          (a) Prohibition on Transfers of Shares by Connemara and Garrett. Except as provided in Section 3(b), during the five (5) years following the Effective Date, neither Connemara nor Garrett will Transfer or propose to Transfer any of the Shares owned by such Shareholder without the prior written consent of BDS, which consent may be given or withheld at the sole and absolute discretion of BDS. Without limiting the generality or applicability of the foregoing, during the five (5) years following the Effective Date neither Connemara nor Garrett will, or will propose to, encumber, pledge, or in any way create a security interest in any of the Shares owned by such Shareholder without the prior written consent of BDS, which consent may be given or withheld at the sole and absolute discretion of BDS. Any attempted Transfer or encumbrance of Shares contrary to the provisions of this Agreement will be null and void.
          (b) Semi-Annual Sale of Shares by Connemara. Commencing December 5, 2006, during every period of six (6) calendar months thereafter during the five (5) year period set forth in Section 3(a), Connemara will have the right, but not the obligation, to sell a number of shares of common stock, $0.001 par value per share, of the Company that are then owned by Connemara which constitute not more than three percent (3%) of the then issued and outstanding shares of such class of stock of the Company; provided, however, that the sale of such Shares will be subject to the right-of-first-offer of BDS set forth in Section 3(c), including, without limitation, the notice provision of Section 3(c)(i).
          (c) Right-of-First-Offer. Without limiting the generality or applicability of Section 3(a), BDS will have a right-of-first-offer if any other Shareholder desires to Transfer all or any of such Shareholder’s Shares, all on the terms contained in this Section 3(c).
               (i) Notice. Before Transferring or proposing to Transfer any of its Shares, Connemara and Garrett (each, an “Offering Shareholder”) must first provide BDS with a notice of a desire to sell such Shareholder’s Shares (the “Sale Notice”) which will specify the number of Shares proposed to be Transferred (the “Offered Shares”). If the Offering Shareholder is proposing a Transfer to a specific third party purchaser pursuant to a bona fide offer from such third party purchaser (the “Third-Party Purchaser”), the Sale Notice also will specify the identity of the Third-Party Purchaser, the purchase price per Share offered in writing by the Third-Party Purchaser, the terms and conditions of payment, and a copy of the written offer of purchase from the Third-Party Purchaser.

3

               (ii) Option to BDS. BDS will have the right, but not the obligation, to purchase all or any of the Offered Shares for the higher of (i) Pre-Determined Purchase Price, or (ii) if a sale is proposed to a Third-Party Purchaser, the purchase price per Share and otherwise on the same terms and conditions set forth in the Sale Notice (provided the offer is a bona fide written offer from the Third-Party Purchaser). BDS must exercise its right to purchase the Offered Shares by delivery of written notice to the Offering Shareholder (the “Purchase Notice”) setting forth the number of Shares to be purchased by BDS or its designee, which Purchase Notice must be delivered to the Offering Shareholder within fifteen (15) calendar days of receipt by BDS of the Sale Notice. If BDS does not deliver a Purchase Notice within such time period, BDS will be deemed to have waived its right to purchase any of such Offered Shares and the Offering Shareholder may Transfer the Offered Shares only pursuant to Sections 3(c)(iv) and (v).
               (iii) Closing. If BDS elects to purchase any of the Offered Shares, the sale of the Offered Shares will close fifteen (15) calendar days after receipt by the Offering Shareholder of the Purchase Notice. Closing will occur at such place as the Offering Shareholder and BDS may agree, or, if they are unable to agree, then at the principal office of the Company.
               (iv) Sale to Specified Third-Party Purchaser. If the Sale Notice sets forth a specific Third-Party Purchaser and all of the Offered Shares are not purchased by BDS in accordance with Sections 3(c)(ii) and (iii), then for the thirty (30) calendar day period commencing fifteen (15) calendar days after receipt by BDS of the Sale Notice, the Offering Shareholder may Transfer the Offered Shares not purchased by BDS to the Third-Party Purchaser specified in the Sale Notice; provided, however, that sale must be on the same terms and conditions as those set forth in the Sale Notice, including, without limitation, the same purchase price per Share and the same terms of payment. After the expiration of such thirty (30) calendar day period, any sale of such Offered Shares will again be subject to the provisions of this Section 3(c).
               (v) Sales to Unspecified Third Parties. If the Sale Notice does not set forth a specific third party purchaser and all of the Offered Shares are not purchased by BDS in accordance with Sections 3(c)(ii) and (iii), the Offering Shareholder may Transfer such Shares in market transactions at any time thereafter, but any Transfer to a specific third party will require another offer to BDS pursuant to this Section 3(c).
               (vi) Nature of Transfers. Any shares sold by a Shareholder pursuant to this Section 3(c) will be transferred to the purchaser free and clear of this Agreement.
     4. Board Nominations. For a period of five (5) years from the Effective Date, each Shareholder agrees to vote its or her Shares and any other Shares over which such Shareholder has voting control and will take all other necessary or desirable actions within its or her control (in its or her capacity as a Shareholder, including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), so that (a) the size of the Board of Directors of the Company will be established and maintained at nine (9); and the individuals named in the remainder of this paragraph will be elected to the Board of Directors of the Company. Initially, the individuals shall be (i) six (6) directors nominated by BDS, (ii) Garrett, and (iii) two (2) directors nominated by Garrett. Once

4

Garrett’s share ownership has been reduced to one-half of her current holdings, the individuals shall be (i) seven (7) directors nominated by BDS, (ii) Garrett, and (iii) one (1) director nominated by Garrett. Once Garrett’s share ownership has been reduced to one-tenth of her current holdings, the individuals shall be (i) eight (8) directors nominated by BDS, and (ii) Garrett.
     5. Director Matters. Each Shareholder agrees to vote its or her Shares and any other Shares over which such Shareholder has voting control and will take all other reasonably necessary or desirable actions within its or her control (in its or her capacity as a Shareholder, including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), in order to authorize, ratify, approve and bring into effect the following actions, all subject to ASX listing rules:
          (a) 2006 Standard Compensation for Independent Directors at 2006 AGM. At the 2006 annual meeting of the stockholders (“AGM”), which meeting shall be held no later than May 3, 2006, it will be proposed to the Company stockholders that the standard compensation for the non-executive directors (the “Non-Executive Directors”) for calendar year 2006 be established as follows: (i) Non-Executive Director fees of $16,000 as total annual retainer paid on a quarterly basis in advance; (ii) $5,000 for each board meeting attended, payable quarterly in arrears; (iii) $500 for each committee meeting attended, payable quarterly in arrears; and (iv) an immediately vested 10-year option to purchase 10,000 shares of the Company’s common stock at an exercise price per share equal to the fair market value of a share of the Company’s common stock on the date of the 2006 AGM. Notwithstanding the foregoing, the parties agree that the Non-Executive Directors nominated by BDS (pursuant to Section 4 above), other than John McCormack (who is an independent director), shall waive their respective compensation described in this Section 5(a) for a period of two (2) years. The parties further agree that for services rendered in 2005 by Terry Giles and Dr. Roy Herberger, it will be proposed to the Company stockholders that they approve and/or ratify the receipt by Terry Giles and Dr. Roy Herberger of one-time payments and issuances in 2006 of (A) $21,770.85 and $20,937.50, respectively, and (B) for each of Terry Giles and Dr. Roy Herberger, issuance at the 2006 AGM of an immediately vested 10-year option to purchase 50,000 shares of the Company’s common stock at an exercise price per share equal to the fair market value of a share of the Company’s common stock on the date of the 2006 AGM.

5

          (b) Evaluate D&O Insurance for All Directors. The D&O insurance currently in place for the Company shall be reviewed, evaluated and increased as necessary or desirable in order to reflect risks relating to any increase in related party transactions involving the Company.
          (c) Access to Special Counsel for Independent Directors. To the extent that any of the independent directors (the “Independent Directors”) finds it necessary or desirable to engage special counsel to advise them in connection with the exercise of their fiduciary duties to the Company and its stockholders, the Company shall authorize any Independent Director (on behalf of all of the Independent Directors as a group) to engage such special counsel of the Independent Director’s choice at the reasonable expense of the Company; provided, however, that notwithstanding anything herein to the contrary, in no event shall the Company be responsible for or obligated to pay any expenses greater than $25,000 in the aggregate in any calendar year for the Independent Directors as a group.
     6. Consulting Agreements. Each Shareholder agrees to vote its or her Shares and any other Shares over which such Shareholder has voting control and will take all other necessary or desirable actions within its or her control (in its or her capacity as a Shareholder, including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), in order to authorize, ratify, approve and bring into effect the following actions, all subject to ASX listing rules:
          (a) The Company’s entry into a consulting services agreement with Frank Garrett for a total compensation of $25,000 for calendar year 2006; and
          (b) The Company’s payment to James E. Lara of a one-time bonus compensation of $25,000 for calendar year 2006.
     7. Shares Governed by Agreement. The terms and conditions set forth in this Agreement apply to, and govern the voting and Transfer of, all Shares of the Company owned as of the Effective Date or acquired after the Effective Date, by whatever means, by a Shareholder, a Shareholder’s Affiliate, or its estate, heirs, successors, or assigns.
     8. Execution of Documents and Binding Effect. Each Shareholder (or any other person representing a Shareholder) selling, transferring, or otherwise disposing of Shares pursuant to this Agreement will execute and deliver all documents and instruments and take such additional actions as may be necessary or required to carry out the intent and purpose of this Agreement. This Agreement is binding upon and will inure to the benefit of the Shareholders, their heirs, successors, assigns, and personal representatives. Moreover, this Agreement is intended to benefit only the parties to this Agreement as herein provided and will not be deemed or

6

construed to create or transfer any rights or benefits in or to any other person or entity whatsoever.
     9. Restrictive Legend. So long as arrangements are in place that reasonably assure the prompt removal of such legend consistent with the reasonable timing requirements of any sale by BDS, Connemara or Garrett, BDS, Connemara and Garrett each agree that a legend in substantially the following form will be prominently affixed or otherwise imprinted on each certificate representing Shares, if any, owned by such Shareholder, whether now owned or hereafter acquired:
“The shares represented by this certificate are subject to a Shareholders Agreement dated as of ___, 2006, which provides that, among other things, under certain conditions, the shares must be offered to another shareholder; which restricts the sale, transfer, gift, or other disposition of the shares; and which further restricts the creation of a security interest in the shares without the approval of another shareholder.”
Any Shares of the Company issued to BDS, Connemara or Garrett after the Effective Date will bear a restrictive legend in substantially the above form and will be subject to all of the terms and conditions of this Agreement.
     10. Termination. The parties agree that this Agreement will survive in the event (i) the Company ceases to be listed on the ASX, (ii) the Company is listed on any other stock exchange, or (iii) any other change in the status of the way in which Shares in the Company are traded. Notwithstanding the foregoing, this Agreement will terminate upon the occurrence of any of the following events:
          (a) The voluntary mutual agreement of all the Shareholders.
          (b) When Connemara and Garrett together own less than 5% of the Shares;
          (c) When BDS and its Affiliates no longer own or control at least 19% of the voting control of the Company; or
          (d) Five years from the date of this Agreement.
     11. Specific Performance. The parties to this Agreement acknowledge and agree that it is impossible to measure in money the damages that would be incurred by each party to this Agreement (and their heirs, successors, assigns, and legal representatives) by reason of any failure to perform any of the obligations contained in this Agreement and agree that this Agreement may be enforced by specific performance. Should any party to this Agreement (or any heir, successor, assign, or legal representative) institute any action or proceeding to enforce specifically the provisions of this Agreement, any Person against whom such an action or proceeding is brought waives the claim or defense that an adequate remedy at law exists and will not assert, as a claim or defense, that such a remedy at law exists.

7

     12. Notices. Any and all notices, offers, acceptances, or other communications provided for in this Agreement are to be given in writing and will be either personally delivered, or delivered by professional overnight delivery service such as DHL, UPS or FedEx. Notices to Shareholders will be delivered to the address appearing on the stock books of the Company, or such other address as may have been designated by such Shareholder to the other Shareholders in writing. Any written notice required to have been given pursuant to this Agreement will be deemed to have been given upon the personal delivery of such notice to the appropriate party or parties or the date of delivery shown on the records of the professional overnight delivery service.
     13. Amendment. No amendment or modification of this Agreement will be valid unless the amendment or modification is in writing and signed by each Shareholder, and, in the case of BDS, any assignee of BDS.
     14. Headings. The headings preceding the sections and subsections of this Agreement are for the convenience of the parties to this Agreement only and such headings will not affect or alter the meaning, interpretation, or content of any provision of this Agreement.
     15. Governing Law and Counterparts. This Agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of Arizona. All of the parties to this Agreement irrevocably consent to the exclusive jurisdiction of the federal and state courts located in the State of Arizona with respect to any claim arising under this Agreement. This Agreement may be executed in one or more counterparts, which, when taken together, will constitute a single agreement.
     16. Supersession of Prior Agreements. This Agreement, plus the Letter Agreements, constitute the entire agreement of the parties to this Agreement and supersede all prior and contemporaneous agreements, written or oral, with respect to the subject matter of this Agreement. If there is a discrepancy between this Agreement and either of the two Letter Agreements, this Agreement will control.
     17. Savings Clause. In the event any term, covenant, or condition of this Agreement or the application thereof to any party or circumstance is, to any extent, held to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, will not be affected thereby and each term, covenant, or condition of this Agreement will be valid and enforceable. Any court considering the enforceability or validity of this Agreement is hereby directed to modify this Agreement to the minimum extent necessary to make it valid and enforceable.
     18. Further Action. The parties to this Agreement agree to take any and all action and to execute and deliver any further agreements, consents, instruments, or other documents as may be necessary or appropriate from time to time to give effect to the provisions of this Agreement.
     19. Assignment. Neither Connemara nor Garrett may assign any of their respective rights or obligations under this Agreement without the prior written consent of BDS, which consent may be given or withheld at the sole and absolute discretion of BDS. BDS may assign any or all

8

of its rights or obligations under this Agreement to any Person that is a transferee of Shares from BDS; provided, however, if such transferee is an Affiliate of BDS and the applicable Transfer occurs during the five (5) year period set forth in Section 3(a), then BDS must cause such Affiliate transferee to assume the obligations applicable to BDS under this Agreement and BDS will remain responsible for the satisfaction of such obligations until such time as this Agreement is terminated or the applicable Shares have been Transferred to a Person that is not an Affiliate of BDS.
     20. Representation by Counsel. Each of the Shareholders has been represented by or has had the opportunity to be represented by legal counsel of its own choice. This Agreement has been negotiated among the parties and if there is any ambiguity, no presumption construing the Agreement against any party will be imposed because this Agreement was prepared by counsel for a particular party.
     21. Incorporation of Recitals. The parties acknowledge, represent and warrant that the Recitals set forth above are true, accurate and correct. The Recitals are incorporated herein by this reference.
     22. Third Party Beneficiary. The parties agree that Terry Giles and Dr. Roy Herberger are third-party beneficiaries of Section 5 of this Agreement and Frank Garrett and James Lara are third party beneficiaries of Section 6 (a) and (b) of this Agreement, respectively.
     The parties to this Agreement have executed this Agreement as of the Effective Date.

BDS

Best Dynamic Services Limited, a corporation organized under the laws of the British Virgin Islands

By:
Name:
Title:

CONNEMARA

Connemara, L.L.C., an Arizona limited liability company

By:
Name:

9

Title:

Joan Sullivan Garrett

10

EXHIBIT A
LETTER AGREEMENTS

11

Exhibit 99(F)
EXHIBIT F
FORM OF STIPULATIONS

Martha J. Ashcraft, Nevada Bar No. 1208
James E. Berchtold, Nevada Bar No. 5874
Lewis and Roca LLP
3993 Howard Hughes Parkway, Suite 600
Las Vegas, NV 89109
Telephone:	(702) 949-8200
Facsimile:	(702) 949-8351
Email:	mashcraft@lrlaw.com
jberchtold@lrlaw.com
Attorneys for Plaintiffs

Hector J. Carbajal, II, Nevada Bar No. 6247
Leah A. Ayala, Nevada Bar No. 7982
Lionel Sawyer & Collins
1700 Bank of America Plaza
300 S. Fourth Street
Las Vegas, NV 89101
Telephone:	(702) 383-8888
Facsimile:	(702) 383-8845
Email:	hcarbajal@lionelsawyer.com
layala@lionelsawyer.com
Attorneys for Defendants
UNITED STATES DISTRICT COURT
DISTRICT OF NEVADA

G&J POOLE PTY LIMITED., an	)
Australian corporation; BEST DYNAMIC	)
SERVICES LIMITED, a British Virgin	)	No. 2:05-cv-01463
Islands corporation,	)
	)	STIPULATION FOR DISMISSAL
Plaintiffs,	)	WITH PREJUDICE
)
v.	)
)
MEDAIRE, INC, a Nevada corporation;	)
JOAN SULLIVAN GARRETT; JAMES	)
LARA; TERRY GILES; MICHELLE	)
HANSON; and ROY HERBERGER.	)
)
Defendants.	)

     WHEREAS, the parties have reached an agreement resolving this matter, they hereby stipulate that all claims in this action be dismissed with prejudice, each party to bear its own costs and attorneys’ fees.

     DATED this ___ day of                     , 2006.

Lewis and Roca LLP
By
Martha J. Ashcraft
James E. Berchtold 3993 Howard Hughes Pkwy., Suite 600 Las Vegas, NV 89109

Attorneys for Plaintiffs Lionel Sawyer & Collins
By
Hector J. Carbajal, II
Leah A. Ayala 1700 Bank of America Plaza 300 S. Fourth Street Las Vegas, NV 89101

Attorneys for Defendants ORDER

     IT IS SO ORDERED this ___day of                     , 2006.

The Honorable Robert C. Jones
United States District Judge

2

David B. Rosenbaum, Attorney No. 009819
Maureen Beyers, Attorney No. 017134
The Phoenix Plaza	Diane M. Meyers, Attorney No. 022599
21st Floor	OSBORN MALEDON, P.A.
2929 North Central Avenue	2929 North Central Avenue, Suite 2100
Phoenix, Arizona 85012-2794	Phoenix, Arizona 85012-2794
(602) 640-9000
P.O. Box 36379	drosenbaum@omlaw.com
Phoenix, Arizona 85067-6379	mbeyers@omlaw.com
dmeyers@omlaw.com
Telephone 602.640.9000
Facsimile 602.640.9050	Attorneys for Plaintiff

Mark C. Dangerfield, Esq.
Gallagher & Kennedy, P.A.
2575 East Camelback Road
Phoenix, Arizona 85016

Attorneys for Defendants

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF ARIZONA

MedAire, Inc., a Nevada corporation,	)
	)	Case No. CV 05-3874-PHX-FJM
Plaintiff,	)
	)	STIPULATION FOR
v.	)	DISMISSAL WITH PREJUDICE
)
James Allen Williams, Sandra Wilkenfeld	)
Wadsworth, Neil Warren Hickson, Gregory	)
J. Bell, John Jessup, and John Gilbert	)
McCormack,	)
)
Defendants.	)
)
)

     WHEREAS, the parties having reached an agreement resolving this matter, they hereby stipulate that the Temporary Restraining Order previously issued herein be vacated, all pending motions be and hereby are withdrawn and all claims in this action be dismissed with prejudice, each party to bear its own costs and attorneys’ fees.

     Dated this ___ day of                     , 2006.

Osborn Maledon, P.A.
By
David B. Rosenbaum
Maureen Beyers Diane M. Meyers 2929 North Central Avenue, Suite 2100 Phoenix, AZ 85012-2794

Attorneys for MedAire, Inc. Gallagher & Kennedy, P.A.
By
Mark C. Dangerfield
2575 East Camelback Road Phoenix, Arizona 85016

Attorneys for Defendants

4

Exhibit 99(G)
EXHIBIT G
FORM OF RELEASE AGREEMENT
AUSTRALIAN RELEASE
Deed of release (Deed Poll)
[Shareholder’s Name]

Joan Sullivan Garrett
Medaire Inc ARBN 130 334 227

Deed of release (Deed Poll)

Dated

By	(Releasor)

In favour of	Medaire Inc ARBN 130 334 227 (Medaire)

Joan Sullivan Garrett (JSG)
Operative provisions
1 Definitions and interpretation
1.1	DEFINITIONS

In this deed poll:

Claim means any and all claims, causes of action, complaints, suits, debts, liens, judgments, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees and expenses) of any kind, character and nature whatsoever, whether class, individual, derivative or direct, accrued or unaccrued, asserted or unasserted, known or unknown, fixed or contingent, whether direct or for indemnity or contribution, that arise out of or are related to claims made in the action entitled G&J Poole Pty Limited and Best Dynamic Services Limited v. Medaire, Inc, Joan Sullivan Garrett, James Lara, Terry Giles, Michelle Hanson and Roy Herberger, brought in the United States District Court for the District of Nevada, Case No. 2:05-cv-01463, or that arise out of any act of commission, omission, transaction, dealings or conduct of Medaire or JSG existing or occurring prior to the date of this Release, based on any facts or matters publicly disclosed by Medaire and/or JSG (whether in SEC or ASX filings, shareholder communications, or published statements or reports) or set forth in any resolution presented for approval by Medaire’s shareholders.

Releasee means each of Medaire and JSG, and every one of their respective officers, directors, employees, agents, attorneys, insurers, servants and representatives.

1.2	INTERPRETATION

In this deed poll, unless the context indicates a contrary intention:
(a)	a reference to:
(i)	the singular includes the plural and vice versa

(ii)	a party is to a party to this deed poll and includes that party’s executors, administrators, successors and permitted assignees
(b)	where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning

(c)	any recitals, table of contents and headings in this deed poll are for convenience only and do not affect interpretation

(d)	this deed poll is not to be construed against a party because that party was responsible for the drafting of this agreement.
2 Release
The Releasor releases each Releasee from any Claims which the Releasor has now against any of them (either at law or equity or arising under the provisions of any statutes).
Schedule
Shareholder
Insert name and address of Shareholder

Shareholder

Print name

Address:

Executed as a deed poll:

Signed sealed and delivered by	)
)
)
who is personally known to me or who has satisfactorily proved their identity to me.

Witness

Print name

Authorised witness
Note this deed poll must be executed in front of an authorised witness. The authorised witness must be satisfied as to the identity of the person signing the release

ARIZONA RELEASE
MUTUAL RELEASE
IN CONSIDERATION of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MEDAIRE, INC. (“MedAire”), JOAN SULLIVAN GARRETT (“Garrett”) and JAMES ALLEN WILLIAMS, SANDRA WILKENFELD WADSWORTH, NEIL WARREN HICKSON, GREGORY J. BELL, JOHN JESSUP, and JOHN GILBERT MCCORMACK (collectively, the “New Directors”), intending to be legally bound, hereby agree to the following mutual release of claims.
This mutual release is given in connection with that certain lawsuit between MedAire and the New Directors, brought in the United States District Court for the District of Arizona, Case No. CV 05-3876-PHX-FJM (the “Lawsuit”).
     1. Release of the New Directors. MedAire and Garrett hereby release, acquit, and forever discharge the New Directors and each and every one of their agents, attorneys, insurers, servants, and representatives, from any and all claims, causes of action, complaints, suits, debts, liens, judgments, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees and expenses) of any kind, character, or nature whatsoever, whether class, individual, derivative or direct, accrued or unaccrued, asserted or unasserted, known or unknown, fixed or contingent, whether direct or for indemnity or contribution, that arise out of or are related to the claims made in the Lawsuit, or that arise out of, relate to, or are connected with any act of commission, omission, transaction, dealings or conduct of the New Directors existing or occurring prior to the date of this Mutual Release, based on facts in existence, whether known or unknown.
     2. Release of MedAire and Garrett. The New Directors hereby release, acquit and forever discharge MedAire and Garrett, and each and every one of their past and present shareholders, officers, directors, employees, agents, attorneys, insurers, servants, and representatives, from any and all claims, causes of action, complaints, suits, debts, liens, judgments, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees and expenses) of any kind, character, or nature whatsoever, whether class, individual, derivative or direct, accrued or unaccrued, asserted or unasserted, known or unknown, fixed or contingent, whether direct or for indemnity or contribution, that arise out of or are related to claims made in the Lawsuit, or that arise out of, relate to, or are connected with any act of commission, omission, transaction, dealings or conduct of MedAire or Garrett existing or occurring prior to the date of this Mutual Release, based on facts in existence, whether known or unknown.
     3. Dispute Resolution and Governing Law.
     This Mutual Release shall in all respects be interpreted, construed and governed by and in accordance with the laws of the State of Arizona, disregarding any conflicts of law provision that might otherwise require the application of the law of another jurisdiction. Any controversy, claim or dispute arising out of or relating to this Mutual Release or the breach, termination, enforcement, interpretation or validity thereof, shall be heard exclusively in a state or federal court sitting in Maricopa County, Arizona.
IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of this ___day of ___, 2006.

MEDAIRE, INC.

By:

Print name:	Joan Sullivan Garrett

Its:

James Allen Williams	Sandra Wilkenfeld Wadsworth

Neil Warren Hickson	Gregory J. Bell

John Jessup	John Gilbert McCormack

NEVADA RELEASE
MUTUAL RELEASE
IN CONSIDERATION of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, G&J POOLE PTY LIMITED (“Poole”) and BEST DYNAMIC SERVICES LIMITED (“Best”) (Poole and Best, collectively, the “Plaintiffs”), on the one hand, and MEDAIRE, INC. (“MedAire”), JOAN SULLIVAN GARRETT (“Garrett”), JAMES LARA (“Lara”), TERRY GILES (“Giles”), MICHELLE HANSON (“Hanson”) and ROY HERBERGER (“Herberger”) (Medaire, Garrett, Lara, Giles, Hanson and Herberger, collectively, the “Defendants”), on the other, intending to be legally bound, hereby agree to the following mutual release of claims.
This mutual release is given in connection with that certain lawsuit between Plaintiffs and Defendants, brought in the United States District Court for the District of Nevada, Case No. 2:05-cv-01463 (the “Lawsuit”).
     1. Release of the Defendants. Plaintiffs, and each of them, hereby release, acquit, and forever discharge each of the Defendants and each and every one of their past and present shareholders, officers, directors, employees, agents, attorneys, insurers, servants, and representatives, from any and all claims, causes of action, complaints, suits, debts, liens, judgments, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees and expenses) of any kind, character, or nature whatsoever, whether class, individual, derivative or direct, accrued or unaccrued, asserted or unasserted, known or unknown, fixed or contingent, whether direct or for indemnity or contribution, that arise out of or are related to the claims made in the Lawsuit, or that arise out of, relate to, or are connected with any act of commission, omission, transaction, dealings or conduct of the Defendants existing or occurring prior to the date of this Mutual Release, based on facts in existence, whether known or unknown.
     2. Release of the Plaintiffs. The Defendants, and each of them, hereby release, acquit and forever discharge each of the Plaintiffs, and each and every one of their past and present shareholders, officers, directors, employees, agents, attorneys, insurers, servants, and representatives, from any and all claims, causes of action, complaints, suits, debts, liens, judgments, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees and expenses) of any kind, character, or nature whatsoever, whether class, individual, derivative or direct, accrued or unaccrued, asserted or unasserted, known or unknown, fixed or contingent, whether direct or for indemnity or contribution, that arise out of or are related to claims made in the Lawsuit, or that arise out of, relate to, or are connected with any act of commission, omission, transaction, dealings or conduct of Plaintiffs existing or occurring prior to the date of this Mutual Release, based on facts in existence, whether known or unknown.
     3. Dispute Resolution and Governing Law.
     This Mutual Release shall in all respects be interpreted, construed and governed by and in accordance with the laws of the State of Arizona, disregarding any conflicts of law provision that might otherwise require the application of the law of another jurisdiction. Any controversy, claim or dispute arising out of or relating to this Mutual Release or the breach, termination, enforcement, interpretation or validity thereof, shall be heard exclusively in a state or federal court sitting in Maricopa County, Arizona.
IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of this ___day of ___, 2006.

G&J POOLE LIMITED	BEST DYNAMIC SERVICES LIMITED

By:	By:

Print name:	Print name:

Its:	Its:

MEDAIRE, INC.

By:

Print name:	Joan Sullivan Garrett

Its:

James Lara	Terry Giles

Michelle Hanson	Roy Herberger

Exhibit 99(H)

EXHIBIT H
MedAire, Inc. (the “Company”)
Audit and Corporate Governance Committee Charter
A. Mission.
The purpose of the Audit Committee is to assist the Board of Directors (the “Board”) in oversight of:
•	The integrity of the Company’s financial statements;

•	The independent registered public accounting firm’s (the “Independent Auditor”) qualifications and independence;

•	The performance of the Company’s internal audit function and Independent Auditor;

•	The quality and integrity of the accounting, auditing and reporting practices of the Company;

•	The Company’s systems of disclosure controls and procedures and internal controls over financial reporting; and

•	Management’s responsibilities to assure that there is in place an effective system of controls reasonably designed to:
o	safeguard the assets and income of the Company;

o	assure the integrity of the Company’s financial statements; and

o	maintain compliance with the Company’s Code of Conduct, policies, plans and procedures, and with laws and regulations.
Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee should also provide for open communication among the Independent Auditor, financial and senior management, the internal auditing function and the Board.
The Audit Committee has the authority to obtain additional assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.
The Company will provide appropriate funding, as determined by the Audit Committee, for compensation to the Independent Auditor, to any advisors that the Audit Committee chooses to engage, and for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
B. Membership and Meetings.
The Audit Committee shall consist of a minimum of two (2) members of the Board. Each member shall be a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment in carrying out the responsibilities of a director. All Audit Committee members must be independent, including being free of disallowed compensation agreements, under all applicable rules and regulations.
All members of the Audit Committee must comply with all financial literacy requirements of the securities exchange(s) on which the Company is listed. The Board will determine whether at least one member of the Audit Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the SEC. The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by the SEC. Audit Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs. The Audit Committee shall be provided with appropriate educational resources related to accounting principles and procedures, current accounting topics pertinent to the company and other material as may be requested by the Audit Committee in order to maintain appropriate financial literacy.
The members shall be appointed by majority vote of the Board.
The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet, at least quarterly, with the Independent Auditor and executive management in separate private sessions to discuss any matters that the Audit Committee or these persons believe should be discussed. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or the Independent Auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.
C. Duties and Responsibilities.
The Audit Committee shall have the following duties and delegated responsibilities:
Documents/Reports/Accounting Information Review
1. Review, at least annually, the Audit Committee’s charter and recommend any proposed changes to the Board for approval.
2. Review and discuss with management and the Independent Auditor the Company’s annual financial statements, quarterly financial statements (prior to the Company’s 10-Q filings or release of earnings), and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and relevant reports rendered by the Independent Auditor (or summaries thereof).
3. Recommend to the Board whether the financial statements should be

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included in the annual report on Form 10-K.
4. Review the regular internal reports to management (or summaries thereof) prepared by the internal auditing department, as well as management’s response.
Independent Auditor
5. Act for the Board in the direct appointment, establishment of compensation and direct oversight of the Independent Auditor, which firm shall report directly to the Audit Committee. Review the performance of the Independent Auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the Independent Auditor and remove the Independent Auditor if circumstances warrant. Oversee the resolution of disagreements between management and the Independent Auditor if they arise. Consider whether the Independent Auditor’s performance of permissible nonaudit services is compatible with the Independent Auditor’s independence. Discuss with the Independent Auditor the matters required to be discussed under Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90.
6. After the Company is subject to Section 404 of the Sarbanes-Oxley Act, review the Independent Auditor’s attestation and report on management’s internal control report.
7. Hold timely discussions with the Independent Auditor regarding:
     a. all critical accounting policies and practices;
     b. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and
     c. other material written communications between the Independent Auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.
8. At least annually, obtain and review a report by the Independent Auditor describing:
     a. the firm’s internal quality-control procedures;
     b. any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm, and any steps taken to

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deal with any such issues; and
     c. addressing the matters set forth in Independence Standards Board Standard No. 1.
9. Actively engage in dialogue with the Independent Auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take, or recommend that the full Board take, appropriate actions to oversee the independence of the outside auditor.
10. Review and approve both audit and nonaudit services to be provided by the Independent Auditor. The authority to grant approvals may be delegated to one or more designated members of the Audit Committee whose decisions will be presented to the full Audit Committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.
Financial Reporting Processes, Accounting Policies and Internal Control Structure
11. In consultation with the Independent Auditor and internal auditors, review the integrity of the Company’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls and procedures and internal control over financial reporting).
12. Create a Sarbanes-Oxley Steering Committee to oversee the development of internal controls and procedures in compliance with Section 404 of the Sarbanes-Oxley Act.
13. Receive and review any disclosure from the Company’s CEO, COO or CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC of:
     a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data; and
     b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.
14. Review and approve all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.
15. Establish procedures for the receipt, retention and treatment of

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complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.
Ethical Compliance, Legal Compliance and Risk Management
16. Provide oversight for ethical behavior in all corporate business practices, review annual conflict of interest statements from Board members and management, and, except in matters in which a majority of the Audit Committee’s members have conflicts of interest, take action on matters including conflicts if interest that, under law or the policies of the Company, require approval by the Board.
17. review and recommend to the Board the approval of the Company’s Code of Conduct, monitor the implementation of the program, and receive reports and recommendations from the senior compliance officer of the Company.
18. Review, with the Company’s legal counsel, legal compliance matters, including corporate securities trading policies.
19. Review, with the Company’s legal counsel, any legal matter that could have a significant impact on the Company’s financial statements.
20. Review and assess the Company’s processes for managing business and financial risk, make recommendations to the Board concerning an internal audit program and plan, and monitor the results of targeted reviews, audits, and projects.
Other Responsibilities
21. Review with the Independent Auditor, the internal auditing function, and management the extent to which changes or improvements in financial or accounting practices have been implemented.
22. Prepare the report that the SEC requires to be included in the Company’s annual proxy statement.
23. Perform any other activities consistent with this Charter, the Company’s bylaws and governing law as the Board deems necessary or appropriate.
The Audit Committee shall be entitled to rely on the expertise and knowledge of management, the internal auditor, and the Independent Auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining

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that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles, and the Independent Auditor is responsible for auditing the corporation’s financial statements. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls.

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